UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2016

Item 1. Report to Stockholders.

Calvert International Equity Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund's Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
35	Director and Officer Information Tables

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company's effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation's sustainability profile. Key performance metrics and data (a "sustainability information system") that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies' impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures "true" intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our "responsibility compass" (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert's mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples' rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert's shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert's voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September 2016. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers' ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state interest rate policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
Our investment process focuses on sustainable businesses with attractive valuations and environmental, social and governance (ESG) characteristics, generous dividend yields, reasonable growth prospects, and stable quality of earnings and cash flows. The Fund invests primarily in the stocks of large-cap, non-U.S. companies from the constituent countries of the MSCI EAFE Index, but may also invest in other countries, including emerging market stocks.
We manage this Fund as a core portfolio which emphasizes quality, value and companies' ESG characteristics. The Fund often has been underweighted towards Energy and Materials companies, in part due to fewer companies in those sectors meeting our Principles for Responsible Investment. However, over the last year, we added to those sectors, reducing the Fund's underweight. We did this after prices appeared to be stabilizing for commodities, such as oil and metals.
Fund Performance Relative to the Benchmark
Effective December 10, 2015, Calvert International Equity Fund changed its benchmark from the MSCI EAFE Investable Market Index ("IMI") to the MSCI EAFE Index.
For the 12 months ending September 30, 2016, Calvert International Equity Fund Class A (at NAV) posted a return of 0.04%, underperforming the MSCI EAFE Index, which returned 6.52%, and the MSCI EAFE IMI Index, which returned 7.29%.
The Fund's underperformance was driven by sector allocation and stock selection.

6 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	17.2%
Financials	17.0%
Consumer Discretionary	12.8%
Health Care	11.7%
Consumer Staples	11.7%
Telecommunication Services	8.0%
Materials	6.6%
Energy	3.5%
Utilities	3.2%
Information Technology	2.7%
Real Estate	2.4%
High Social Impact Investments	1.4%
Short-Term Investments	1.1%
Limited Partnership Interest	0.4%
Venture Capital	0.3%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

During the period, we decreased the Fund's exposure to Financials. This was driven by the persistent low interest environment, especially in Europe, and its impact on both banks and life insurance companies. We increased the Fund's exposure to Industrials, which should benefit from improvements in the global economy.
In conjunction with reducing an underweight in Materials, we reduced an underweight in Australia, where energy and materials have a large economic impact. While we added to Australian stocks, we sold British equities. This is partly due to selling some British banks, but also due to the impact that Britain's upcoming exit from the European Union might have on its economy.
During the period, the biggest detractor from performance was sector selection. The Fund was overweight in Financials, which lagged the Index during the period. The portfolio was positioned for rising interest rates, which should benefit both banks and life insurance companies. Instead, the Fed raised interest rates only one time, and long-term interest rates fell in nearly every major market.
The Fund's underweight in several industries also hurt performance. In compliance with our Principles for Responsible Investment, the Fund generally does not own companies with significant involvement in the manufacturing of tobacco products or alcoholic beverages or that are own significant fossil fuel assets. Many stocks in those industries offer high dividend yields, and investors consider their yields

CALVERT INTERNATIONAL EQUITY FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	2.04%	0.04%
Class C	1.68%	-0.68%
Class I	2.23%	0.41%
Class Y	2.19%	0.28%
MSCI EAFE Index	4.88%	6.52%
MSCI EAFE Investable Market Index	5.01%	7.29%
Lipper International Large-Cap Core Funds Average	5.12%	5.78%

Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Nippon Telegraph & Telephone Corp.		3.4%
Unilever NV (CVA)		2.4%
Roche Holding AG		2.1%
Koninklijke Ahold Delhaize NV		2.0%
Australia & New Zealand Banking Group Ltd.		1.8%
Cie de Saint-Gobain		1.7%
Novartis AG		1.7%
HeidelbergCement AG		1.7%
Schneider Electric SE		1.7%
Atlantia SpA		1.6%
Total		20.1%

safe and their business model economically defensive. Investors sought stocks like that in the last 12 months, as interest rates fell and concerns grew about near-term economic growth.
Stock selection also detracted from results, especially within the bank industry. One such stock was bank BBVA, which has a large presence in Spain, Mexico and Argentina. BBVA has been hurt by its strategy to grow, in an environment when consumers can use online tools and better compare prices. Low interest rates globally, especially in Europe, similarly are reducing BBVA's net interest margins and returns on equity. We exited BBVA over the last 12 months.
Fund returns were also hurt by stock picks among Industrial companies. International Consolidated Airlines (IAG), parent of British Airways and Iberia, fell sharply in late June, after UK voters chose to leave the European Union. Investors

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 7

feared the long-term impact of potentially fewer international visitors to the UK, and IAG's #1 airport is London Heathrow. IAG also told investors that it had experienced weaker than expected demand in spring 2016 and reduced its expectations for 2016 profits. The post-Brexit weakness in the British pound has also hurt IAG, as it has many U.S. dollar-based costs, such as fuel and aircraft leases. The Fund also has exited IAG.
Stock selection within Telecommunications was the biggest positive contributor to Fund performance. Nippon Telephone & Telegraph posted strong returns. NTT has shifted its mobile division to focus more on retaining customers than on finding new ones at low prices. NTT has changed its fiber to the home model from retail to wholesale, reducing costs. Having increased capital spending in previous years to improve its network, NTT has decreased investment the last two years, allowing it to buy back shares and increase dividends to shareholders.
Another positive contributor was French engineering and construction firm Technip, which focuses on upstream and downstream energy projects, both onshore and offshore. Technip benefited from oil prices stabilizing in recent months, after their sharp drop from mid-2014 through early 2016. It also benefited from continued strong execution, a hallmark in recent years. During the period, Technip announced a complementary merger with FMC Technologies, which makes equipment used to transfer oil and natural gas from deep underwater or underground to the surface.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe stocks can continue to post solid performance, although probably not as robust as what we've experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed's anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China's long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets. Combined with slow, but steady growth in the U.S. and a modest pick-up in Europe, the global economy is in better shape than earlier in the year and should be able to support elevated global equity valuations, at least for now.
Although volatility in the equity markets may pick up, this should also provide greater opportunities for stock picking. We believe our stock-selection strategy, which incorporates consideration of environmental, social, and governance (ESG) factors along with quantitative analysis, is well positioned for the current environment.

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INTERNATIONAL EQUITY FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CWVGX	-4.72%	5.36%	-1.72%
Class C (with max. load)	CWVCX	-1.67%	5.47%	-2.08%
Class I	CWVIX	0.41%	7.04%	-0.58%
Class Y	CWEYX	0.28%	6.75%	-0.94%
MSCI EAFE Index		6.52%	7.39%	1.82%
MSCI EAFE Investable Market Index		7.29%	7.86%	2.17%
Lipper International Large-Cap Core Funds Average		5.78%	6.46%	1.45%

Calvert International Equity Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.45%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund's operating expenses.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.38%	$1,000.00	$1,020.40	$6.97
Hypothetical (5% return per year before expenses)	1.38%	$1,000.00	$1,018.10	$6.96
Class C
Actual	2.14%	$1,000.00	$1,016.80	$10.79
Hypothetical (5% return per year before expenses)	2.14%	$1,000.00	$1,014.30	$10.78
Class I
Actual	0.95%	$1,000.00	$1,022.30	$4.80
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.25	$4.80
Class Y
Actual	1.13%	$1,000.00	$1,021.90	$5.71
Hypothetical (5% return per year before expenses)	1.13%	$1,000.00	$1,019.35	$5.70

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Equity Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Equity Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 11

CALVERT INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 96.5%

Australia - 5.2%
AMP Ltd.	799,765	3,251,341
Australia & New Zealand Banking Group Ltd.	285,521	6,082,036
Coca-Cola Amatil Ltd.	390,727	3,080,938
Westpac Banking Corp.	218,615	4,973,962
		17,388,277

Austria - 1.0%
Andritz AG	63,576	3,459,614

Belgium - 1.3%
KBC Groep NV *	72,807	4,250,169

Canada - 2.1%
Bank of Montreal	75,378	4,939,400
Veresen, Inc.	191,184	1,952,716
		6,892,116

Denmark - 1.0%
TDC A/S *	554,276	3,264,339

France - 10.8%
Arkema SA	38,341	3,549,695
AXA SA (ADR)	186,706	3,950,699
Cie de Saint-Gobain	133,863	5,792,247
Sanofi SA	38,766	2,952,066
Sanofi SA (ADR)	76,203	2,910,192
Schneider Electric SE	81,741	5,686,213
Suez	274,061	4,528,917
Technip SA	78,393	4,819,146
Valeo SA (ADR)	65,930	1,913,948
		36,103,123

Germany - 9.0%
Allianz SE	30,338	4,508,532
Bayerische Motoren Werke AG	36,920	3,108,486
Covestro AG (a)	34,072	2,016,314
Daimler AG	55,880	3,941,082
Deutsche Post AG	122,241	3,827,177
HeidelbergCement AG	60,334	5,705,892
Metro AG	81,438	2,424,062
OSRAM Licht AG	24,362	1,431,178
TUI AG	221,872	3,165,568
		30,128,291

12 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
Hong Kong - 3.0%
BOC Hong Kong Holdings Ltd.	377,936	1,285,889
BOC Hong Kong Holdings Ltd. (ADR) (b)	46,638	3,183,044
PCCW Ltd.	3,335,000	2,054,074
Wharf Holdings Ltd. (The)	488,000	3,580,247
		10,103,254

Italy - 1.6%
Atlantia SpA	214,026	5,435,747

Japan - 20.7%
Alfresa Holdings Corp.	109,333	2,315,055
Amada Holdings Co. Ltd.	278,600	2,898,080
Astellas Pharma, Inc.	230,400	3,598,631
Fujitsu Ltd.	786,000	4,229,955
Kao Corp.	49,200	2,781,671
Komatsu Ltd.	127,698	2,929,291
Mitsubishi Chemical Holdings Corp.	570,241	3,575,069
MS&AD Insurance Group Holdings, Inc. (ADR) (b)	155,752	2,169,625
Nabtesco Corp.	123,200	3,490,333
Nippon Telegraph & Telephone Corp. (c)	250,800	11,470,577
Nissan Motor Co. Ltd.	531,185	5,210,324
NTT DoCoMo, Inc.	102,200	2,596,186
Oji Holdings Corp.	807,000	3,198,573
Panasonic Corp.	356,457	3,565,123
Showa Shell Sekiyu K.K.	269,800	2,508,085
Sumitomo Electric Industries Ltd.	230,400	3,257,098
Sumitomo Mitsui Financial Group, Inc. (b)	81,000	2,736,148
Toppan Printing Co. Ltd.	493,000	4,450,276
Toyo Suisan Kaisha Ltd.	54,141	2,296,833
		69,276,933

Kenya - 0.2%
Safaricom Ltd.	3,369,625	661,950

Netherlands - 5.9%
Koninklijke Ahold Delhaize NV	292,804	6,668,885
Koninklijke Philips NV:
Common	81,373	2,407,789
NY Shares	79,805	2,361,430
Unilever NV (CVA)	176,052	8,111,278
		19,549,382

New Zealand - 1.5%
Contact Energy Ltd.	661,792	2,428,999
Spark New Zealand Ltd.	444,667	1,169,876
Spark New Zealand Ltd. (ADR)	93,967	1,234,726
		4,833,601

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
Norway - 1.2%
Norsk Hydro ASA	918,788	3,972,625

Portugal - 1.1%
EDP - Energias de Portugal SA	1,096,133	3,678,628

Singapore - 1.3%
CapitaLand Commercial Trust REIT	3,767,100	4,405,792

South Africa - 0.7%
Aspen Pharmacare Holdings Ltd.	110,178	2,488,304

Spain - 1.3%
Telefonica SA	413,304	4,179,760

Sweden - 5.9%
Atlas Copco AB, A Shares	150,037	4,516,793
Electrolux AB, Series B	155,538	3,895,727
Husqvarna AB, Class B	616,834	5,383,462
Nordea Bank AB (b)	418,279	4,153,709
Thule Group AB (a)	101,034	1,723,209
		19,672,900

Switzerland - 8.9%
Nestle SA	63,861	5,042,724
Novartis AG	73,314	5,785,963
Novartis AG (ADR)	4,280	337,949
OC Oerlikon Corp. AG *	313,790	3,135,680
Roche Holding AG	28,353	7,045,675
Swiss Re AG	33,586	3,033,433
Wolseley plc	96,569	5,431,278
		29,812,702

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	87,458	2,675,340

United Kingdom - 10.8%
3i Group plc	535,745	4,517,085
AstraZeneca plc	57,777	3,741,167
AstraZeneca plc (ADR) (b)	32,388	1,064,270
Coca-Cola European Partners plc	73,762	2,943,104
Direct Line Insurance Group plc	738,952	3,490,609
GlaxoSmithKline plc	204,677	4,359,318
GlaxoSmithKline plc (ADR)	58,219	2,510,985
ITV plc	1,536,592	3,727,344
J Sainsbury plc	1,132,320	3,606,506
Kingfisher plc	739,794	3,609,499
Petrofac Ltd.	220,058	2,547,075
		36,116,962

14 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
United States - 1.2%
Apple, Inc.	17,506	1,979,053
PepsiCo, Inc.	19,332	2,102,742
		4,081,795

Venture Capital - 0.0%
Powerspan Corp., Contingent Deferred Distribution *(d)(e)	1	—

Total Common Stocks (Cost $310,338,515)		322,431,604

PREFERRED STOCKS - 0.1%

Venture Capital - 0.1%
Bioceptive, Inc.:
Series A *(d)(e)	582,574	272,994
Series B *(d)(e)	40,523	22,162
FINAE, Series D *(d)(e)	2,597,442	195,581
		490,737

Total Preferred Stocks (Cost $521,381)		490,737

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.4%
Africa Renewable Energy Fund LP *(d)(e)	344,664	285,356
BFSE Holding, BV LP *(d)(e)	610,427	214,058
Blackstone Clean Technology Partners LP *(d)(e)	78,853	17,134
China Environment Fund 2004 LP *(d)(e)	—	63,767
Emerald Sustainability Fund I LP *(d)(e)	425,186	135,401
gNet Defta Development Holding LLC *(d)(e)(f)	400,000	300,016
SEAF Central and Eastern European Growth Fund LLC *(d)(e)(f)	285,795	264,048
SEAF India International Growth Fund LP *(d)(e)	219,003	35,225
Terra Capital LP *(d)(e)	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $2,833,518)		1,315,006

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%
AFIG LLC, 6.00%, 10/17/17 (d)(e)	450,953	448,987
Windhorse International-Spring Health Water Ltd., 1.00%, 3/14/18 (d)(e)(g)	70,000	52,500

Total Venture Capital Debt Obligations (Cost $520,953)		501,487

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 1.4%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (d)(e)	4,431,583	4,306,834
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (d)(e)(h)	220,000	195,800
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (d)(e)(h)	283,000	266,020

Total High Social Impact Investments (Cost $4,934,583)		4,768,654

TIME DEPOSIT - 1.1%
State Street Bank Time Deposit, 0.293%, 10/3/16	3,530,004	3,530,004

Total Time Deposit (Cost $3,530,004)		3,530,004

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	521,361	521,361

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $521,361)		521,361

TOTAL INVESTMENTS (Cost $323,200,315) - 99.9%		333,558,853
Other assets and liabilities, net - 0.1%		473,588
NET ASSETS - 100.0%		$334,032,441

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $3,739,523, which represents 1.1% of the net assets of the Fund as of September 30, 2016.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $498,607 as of September 30, 2016.
(c) 75,000 shares of Nippon Telegraph & Telephone Corp. have been soft segregated in order to cover outstanding commitments to certain limit partnership investments within the Fund. There are no restrictions on the trading of this security.

(d) Total market value of restricted securities amounts to $7,075,884, which represents 2.1% of the net assets of the Fund as of September 30, 2016.
(e) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $7,075,884, which represents 2.1% of the net assets of the Fund as of September 30, 2016.

(f) Affiliated company.
(g) Security defaulted as to principal and interest in March 2013. It has been restructured at a 9% rate maturing on March 14, 2018 with 1% to be paid annually and the remaining interest due at maturity. This security is currently accruing at 1%.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
ADR:	American Depositary Receipts
CVA:	Certificaten Van Aandelen
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

16 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
AFIG LLC, 6.00%, 10/17/17	10/11/12	450,953
Africa Renewable Energy Fund LP	4/17/14-7/2/15	344,664
BFSE Holding, BV LP	1/12/06-8/9/16	610,427
Bioceptive, Inc., Series A	10/26/12-12/18/13	252,445
Bioceptive, Inc., Series B	1/7/16	16,250
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	78,853
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	4,431,583
China Environment Fund 2004 LP	9/15/05-4/1/09	—
Emerald Sustainability Fund I LP	7/19/01-5/17/11	425,186
FINAE, Series D	2/28/11-11/16/15	252,686
gNet Defta Development Holding LLC	8/30/05	400,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	220,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	283,000
Powerspan Corp., Contingent Deferred Distribution	7/11/14	—
SEAF Central and Eastern European Growth Fund LLC	8/10/00-8/26/11	285,795
SEAF India International Growth Fund LP	3/22/05-5/24/10	219,003
Terra Capital LP	11/23/98-3/14/06	469,590
Windhorse International-Spring Health Water Ltd., 1.00%, 3/14/18	2/12/14	70,000
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 17

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in unaffiliated securities, at value (Cost $322,514,520) - see accompanying schedule	$332,994,789
Investments in affiliated securities, at value (Cost $685,795) - see accompanying schedule	564,064
Cash	35,681
Cash denominated in foreign currencies (Cost $90)	91
Receivable for shares sold	951,582
Dividends and interest receivable	1,989,297
Securities lending income receivable	329
Directors' deferred compensation plan	204,775
Total assets	336,740,608

LIABILITIES
Payable for securities purchased	59,562
Payable upon return of securities loaned	521,361
Payable for shares redeemed	1,496,675
Payable to Calvert Investment Management, Inc.	168,480
Payable to Calvert Investment Distributors, Inc.	43,636
Payable to Calvert Investment Administrative Services, Inc.	32,830
Payable to Calvert Investment Services, Inc.	7,355
Payable for Directors' fees and expenses	7,474
Directors' deferred compensation plan	204,775
Accrued expenses and other liabilities	166,019
Total liabilities	2,708,167
NET ASSETS	$334,032,441

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 10,122,954 shares outstanding	$255,831,862
Class C: 1,023,005 shares outstanding	29,311,568
Class I: 8,474,709 shares outstanding	186,167,749
Class Y: 1,439,527 shares outstanding	23,724,027
Undistributed net investment income	7,087,602
Accumulated net realized gain (loss) on investments and foreign currency transactions	(178,433,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	10,342,820
NET ASSETS	$334,032,441

NET ASSET VALUE PER SHARE
Class A (based on net assets of $156,757,018)	$15.49
Class C (based on net assets of $13,612,605)	$13.31
Class I (based on net assets of $140,129,175)	$16.53
Class Y (based on net assets of $23,533,643)	$16.35
See notes to financial statements.

18 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMPER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,351,002)	$11,886,187
Other income (a)	288,302
Interest income	63,240
Securities lending income	36,890
Total investment income	12,274,619

Expenses:
Investment advisory fee	2,536,233
Administrative fees	585,035
Transfer agency fees and expenses:
Class A	428,914
Class C	56,244
Class I	7,162
Class Y	22,597
Distribution Plan expenses:
Class A	403,991
Class C	150,490
Directors' fees and expenses	40,749
Accounting fees	88,845
Custodian fees	124,083
Professional fees	153,416
Registration fees	62,412
Reports to shareholders	55,788
Miscellaneous	45,825
Total expenses	4,761,784
Reimbursement from Advisor:
Class A	(327,037)
Class C	(55,987)
Class I	(122,228)
Class Y	(14,166)
Administrative fees waived	(85,651)
Net expenses	4,156,715
NET INVESTMENT INCOME	8,117,904
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 19

CALVERT INTERNATIONAL EQUITY FUND STATEMENT OF OPERATIONS - CONT'D YEAR ENDED SEPTEMPER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(41,642,970)
Foreign currency transactions	(1,292,833)
(42,935,803)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	36,580,372
Investments in affiliated securities	(34,850)
Assets and liabilities denominated in foreign currencies	(8,780)
36,536,742

NET REALIZED AND UNREALIZED LOSS	(6,399,061)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,718,843

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

20 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$8,117,904	$4,680,846
Net realized gain (loss)	(42,935,803)	25,979,003
Net change in unrealized appreciation (depreciation)	36,536,742	(46,538,170)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,718,843	(15,878,321)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,496,038)	(1,631,419)
Class C shares	(82,845)	—
Class I shares	(2,202,975)	(1,067,547)
Class Y shares	(342,786)	(128,897)
Total distributions	(4,124,644)	(2,827,863)

Capital share transactions:
Shares sold:
Class A shares (a)	26,167,775	66,145,855
Class B shares (b)	—	16,461
Class C shares	1,231,606	2,588,056
Class I shares	50,232,783	87,412,574
Class Y shares	11,645,127	8,115,882
Reinvestment of distributions:
Class A shares	1,309,720	1,180,433
Class C shares	71,438	—
Class I shares	1,301,923	878,598
Class Y shares	257,139	88,086
Redemption fees:
Class A shares	—	442
Class C shares	—	22
Shares redeemed:
Class A shares	(36,344,297)	(157,566,212)
Class B shares (a)(b)	—	(2,086,695)
Class C shares	(3,472,568)	(2,791,010)
Class I shares	(58,854,335)	(22,631,854)
Class Y shares	(8,434,840)	(4,015,663)
Total capital share transactions	(14,888,529)	(22,665,025)

TOTAL DECREASE IN NET ASSETS	(17,294,330)	(41,371,209)

NET ASSETS
Beginning of year	351,326,771	392,697,980
End of year (including undistributed net investment income of $7,087,602 and $4,124,476, respectively)	$334,032,441	$351,326,771
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 21

CALVERT INTERNATIONAL EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT'D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares (c)	1,699,772	3,961,337
Class B shares (b)	—	1,117
Class C shares	92,905	178,700
Class I shares	3,127,271	4,800,946
Class Y shares	714,196	461,877
Reinvestment of distributions:
Class A shares	81,501	73,137
Class C shares	5,143	—
Class I shares	76,136	51,022
Class Y shares	15,188	5,163
Shares redeemed:
Class A shares	(2,364,869)	(9,300,506)
Class B shares (b)(c)	—	(140,247)
Class C shares	(262,210)	(194,622)
Class I shares	(3,553,323)	(1,248,932)
Class Y shares	(528,729)	(230,027)
Total capital share activity	(897,019)	(1,581,035)

(a) Amounts include $1,452,680 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(b) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(c) Amount includes 96,332 shares redeemed from Class B shares and 84,213 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

22 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert World Values Fund, Inc. (the "Corporation") is a Maryland corporation pursuant to Articles of Incorporation filed on February 14, 1992, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert International Equity Fund (the "Fund"). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and invests in equity securities of foreign companies. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. ("Distributor") or without a specified broker-dealer or financial adviser ("Direct Account"). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund's Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors ("the Board") to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the "Procedures") to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the "Advisor" or "Calvert") and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund's investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 23

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund's investments by major category are as follows:
Common and preferred stocks, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company's situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership ("LP") securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund's percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.
Debt securities, other than Venture Capital debt securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller's perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The

24 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$38,891,173	$283,540,431	***	$—	$322,431,604
Common Stocks - Venture Capital	—	—		0	0
Preferred Stocks - Venture Capital	—	—		490,737	490,737
Venture Capital Limited Partnership Interest	—	—		1,315,006	1,315,006
Venture Capital Debt Obligations	—	—		501,487	501,487
High Social Impact Investments	—	4,306,834		461,820	4,768,654
Time Deposit	—	3,530,004		—	3,530,004
Short Term Investment of Cash Collateral For Securities Loaned	521,361	—		—	521,361
TOTAL	$39,412,534	$291,377,269		$2,769,050^	$333,558,853

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments. Venture Capital is not included in this category.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities represent 0.8% of net assets.
There were no transfers between levels during the year.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 25

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the "Advisor") is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Fund's average daily net assets: 0.75% on the first $250 million, 0.725% on the next $250 million, and 0.675% on the excess of $500 million.
The Advisor has contractually agreed to limit net annual Fund operating expenses through January 31, 2017. The contractual expense caps are 1.38%, 2.14%, 0.95%, and 1.13% for Class A, Class C, Class I, and Class Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund's average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.35% for Class A, C and Y and 0.15% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.23% for Class A, C and Y shares of the Fund and 0.03% for Class I shares of the Fund (the amount of the administrative fee above 0.12%) for the period from December 1, 2015 through January 31, 2016. During the year ended September 30, 2016, CIAS voluntarily waived $85,651.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund's average daily net assets of Class A and C shares, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $29,000 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $89,033 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund's assets. Directors' fees are allocated to each of the funds served.

26 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $318,670,104 and $311,097,276, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2017	($19,653,830)
2018	(105,942,268)
2019	(10,386,632)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$4,124,644	$2,827,863
Total	$4,124,644	$2,827,863
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$22,901,868
Unrealized (depreciation)	(13,499,424)
Net unrealized appreciation (depreciation)	$9,402,444

Undistributed ordinary income	$8,212,249
Capital loss carryforward	($135,982,730)
Late Year Ordinary and Post October Capital Loss Deferrals	($42,611,536)
Other temporary differences	($7,474)

Federal income tax cost of investments	$324,156,409
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, partnerships, deferred Directors' fees and passive foreign investment companies.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions, partnerships, and passive foreign investment companies.

Undistributed net investment income	($1,030,134)
Accumulated net realized gain (loss)	$1,016,223
Paid-in Capital	$13,911
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement ("Lending Agreement") with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 27

by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the "U.S. Government Fund") that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $498,607 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$521,361	$—	$—	$—	$521,361
Amount of recognized liabilities for securities lending transactions					$521,361
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$45,008	1.67%	$14,339,007	August 2016
NOTE F — AFFILIATED COMPANIES
An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund as of September 30, 2016 are as follows:

Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income	Capital Gain Distributions
gNet Defta Development Holding LLC	$313,541	$—	$—	$—	($13,525)	$300,016	$—	$—
SEAF Central and Eastern European Growth Fund LLC	316,913	—	(31,540)	—	(21,325)	264,048	—	—
TOTALS	$630,454	$—	$31,540)	$—	$34,850)	$564,064	$—	$—

28 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

NOTE G — CAPITAL COMMITMENTS
In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $731,957 at September 30, 2016.
NOTE H — LIMITED PARTNERSHIP INVESTMENTS
The Fund executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 9/30/16
Africa Renewable Energy Fund LP	$1,000,000	$655,336
BFSE Holding, BV LP	494,429	7,940
Blackstone Clean Technology Venture Partners LP	79,361	508
China Environment Fund 2004 LP	500,000	37,763
Emerald Sustainability Fund I LP	1,246,310	—
SEAF Central and Eastern European Growth Fund LLC	1,060,000	—
SEAF India International Growth Fund LP	482,500	—
Terra Capital LP	500,000	30,410
Total	$5,362,600	$731,957
NOTE I — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE J — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert's indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the "Agreement") with Eaton Vance Management ("Eaton Vance"), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the "Transaction"). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income and 4.0% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. It also considers $12,977,877 as income derived from foreign sources and $918,176 as foreign taxes paid.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 29

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$15.62	$16.51	$16.44	$13.49	$11.84
Income from investment operations:
Net investment income	0.34(b)	0.18	0.15	0.08	0.12
Net realized and unrealized gain (loss)	(0.33)	(0.97)	0.02	2.98	1.68
Total from investment operations	0.01	(0.79)	0.17	3.06	1.80
Distributions from:
Net investment income	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)
Total distributions	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)
Total increase (decrease) in net asset value	(0.13)	(0.89)	0.07	2.95	1.65
Net asset value, ending	$15.49	$15.62	$16.51	$16.44	$13.49
Total return (c)	0.04%	(4.78%)	0.99%	22.82%	15.34%
Ratios to average net assets: (d)
Net investment income	2.20%(b)	1.08%	0.88%	0.52%	0.96%
Total expenses	1.62%	1.67%	1.66%	1.76%	1.84%
Net expenses	1.38%	1.54%	1.66%	1.76%	1.80%
Portfolio turnover	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$156,757	$167,225	$263,718	$242,464	$183,588

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.013 per share and 0.08% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$13.47	$14.27	$14.26	$11.71	$10.26
Income from investment operations:
Net investment income (loss)	0.19(b)	0.04	(0.01)	(0.05)	0.01
Net realized and unrealized gain (loss)	(0.28)	(0.84)	0.02	2.60	1.45
Total from investment operations	(0.09)	(0.80)	0.01	2.55	1.46
Distributions from:
Net investment income	(0.07)	—	—	—	(0.01)
Total distributions	(0.07)	—	—	—	(0.01)
Total increase (decrease) in net asset value	(0.16)	(0.80)	0.01	2.55	1.45
Net asset value, ending	$13.31	$13.47	$14.27	$14.26	$11.71
Total return (c)	(0.68%)	(5.61%)	0.07%	21.78%	14.23%
Ratios to average net assets: (d)
Net investment income (loss)	1.42%(b)	0.31%	(0.06%)	(0.40%)	0.05%
Total expenses	2.55%	2.58%	2.57%	2.65%	2.72%
Net expenses	2.14%	2.37%	2.57%	2.65%	2.69%
Portfolio turnover	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$13,613	$15,997	$17,173	$17,746	$15,922

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.011 per share and 0.08% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 31

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$16.73	$17.68	$17.69	$14.52	$12.70
Income from investment operations:
Net investment income	0.44(b)	0.30	0.28	0.17	0.24
Net realized and unrealized gain (loss)	(0.36)	(1.05)	0.02	3.24	1.79
Total from investment operations	0.08	(0.75)	0.30	3.41	2.03
Distributions from:
Net investment income	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)
Total distributions	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)
Total increase (decrease) in net asset value	(0.20)	(0.95)	(0.01)	3.17	1.82
Net asset value, ending	$16.53	$16.73	$17.68	$17.69	$14.52
Total return (c)	0.41%	(4.27%)	1.64%	23.74%	16.16%
Ratios to average net assets: (d)
Net investment income	2.67%(b)	1.68%	1.53%	1.07%	1.71%
Total expenses	1.04%	1.03%	1.02%	1.06%	1.09%
Net expenses	0.95%	0.98%	1.02%	1.06%	1.06%
Portfolio turnover	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$140,129	$147,614	$92,318	$82,499	$101,203

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.014 per share and 0.09% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$16.54	$17.45	$17.38	$14.25	$12.45
Income from investment operations:
Net investment income	0.40(b)	0.27	0.23	0.14	0.18
Net realized and unrealized gain (loss)	(0.35)	(1.05)	0.02	3.15	1.77
Total from investment operations	0.05	(0.78)	0.25	3.29	1.95
Distributions from:
Net investment income	(0.24)	(0.13)	(0.18)	(0.16)	(0.15)
Total distributions	(0.24)	(0.13)	(0.18)	(0.16)	(0.15)
Total increase (decrease) in net asset value	(0.19)	(0.91)	0.07	3.13	1.80
Net asset value, ending	$16.35	$16.54	$17.45	$17.38	$14.25
Total return (c)	0.28%	(4.52%)	1.41%	23.27%	15.80%
Ratios to average net assets: (d)
Net investment income	2.50%(b)	1.52%	1.27%	0.90%	1.36%
Total expenses	1.23%	1.37%	1.31%	1.41%	1.46%
Net expenses	1.13%	1.22%	1.31%	1.39%	1.39%
Portfolio turnover	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$23,534	$20,491	$17,479	$10,367	$7,535

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.014 per share and 0.09% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 33

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People's Worldwide. Founded in 1980, First People's Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner's book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 35

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund's Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund's Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

36 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 37

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

38 calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

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CALVERT INTERNATIONAL EQUITY FUND	CALVERT'S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund's summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Capital Accumulation Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
33	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell Midcap Index returned 14.25%, with the Russell Midcap Value Index rising 17.26% and the Russell Midcap Growth Index rising 11.24%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese Yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April through September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state interest rate policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The investment process for the Fund focuses on high quality companies trading at attractive valuations, with strong or improving environmental, social and governance (ESG) characteristics.
Effective June 9, 2016, the Fund’s advisor, Calvert Investment Management, Inc. (Calvert), assumed responsibility for the day-to-day portfolio management of the Fund. Prior to June 9, 2016, the Fund was sub-advised by another manager, and the Fund’s historical returns reflect those of the prior manager. Also effective June 9, 2016, the Fund changed its benchmark from the Russell Midcap Growth Index to the Russell Midcap Index.
One reason for the manager change was that Calvert hopes to achieve improved performance for Fund shareholders. The manager change also has resulted in some stylistic differences vs. the previous portfolio. Calvert expects the Fund to own more securities and have a larger average market capitalization than under the previous manager. The Fund will be managed in, and benchmarked against, the core style, as opposed to the growth style. In part due to the benchmark change, the current portfolio has higher weightings vs. the prior in the Financials, Real Estate and Energy Sectors, and lower weights in the Consumer Discretionary, Industrials and Information Technology Sectors.
Fund Performance Relative to the Benchmark
For the 12 months ending September 30, 2016, Calvert Capital Accumulation Fund Class A (at NAV) posted a return of -2.08%, underperforming the Russell Midcap Growth Index, which returned 11.24%, and the Russell Midcap Index, which returned 14.25%. The Fund’s underperformance was driven mainly by stock selection.

6 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	18.4%
Information Technology	14.4%
Industrials	12.5%
Consumer Discretionary	11.5%
Health Care	11.2%
Real Estate	7.4%
Utilities	5.6%
Energy	5.2%
Consumer Staples	5.2%
Materials	4.8%
Telecommunication Services	2.4%
High Social Impact Investments	0.8%
Short-Term Investments	0.6%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Stock selection was the biggest detractor from performance, with Consumer Discretionary and Industrial stocks hurting the worst. Fossil, which makes watches, jewelry and other accessories, was a large detractor. Sales and profits are expected to decline in 2016, a common problem facing watchmakers globally. The Fund’s previous manager sold Fossil entirely before the Fund transitioned to its current management team.
Another detractor was JetBlue Airways (JBLU). JBLU’s stock more than doubled from late 2014 until September 2015, as all airlines benefited from falling jet fuel costs. However, the stocks of JBLU and many other airlines have fallen since late 2015. Stabilizing fuel prices, sluggish business demand and investors’ concern of a price war due to airlines expanding capacity have all contributed to this weakness. The Fund’s previous manager exited JetBlue entirely before the Fund transitioned to its current management team.
Our investment philosophy emphasizes stocks judged to be higher-quality, lower-volatility companies. This emphasis hurt performance from June to September 2016, as financial markets were in a “risk-on” mode. Within the U.S., more volatile stocks generally rose more in this time period. Smaller U.S. stocks outperformed large ones, and emerging market stocks beat international, developed markets stocks. All these results indicate investors embracing riskier assets.
On the positive front was stock selection within Energy and Health Care. Spectra Energy rose after it agreed to be acquired by Canadian firm Enbridge. Spectra owns natural

CALVERT CAPITAL ACCUMULATION FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	-1.62%	-2.08%
Class C	-2.02%	-2.87%
Class I	-1.43%	-1.64%
Class Y	-1.50%	-1.83%
Russell Midcap Index	7.84%	14.25%
Russell Midcap Growth Index	6.23%	11.24%
Lipper Mid-Cap Core Funds Average	7.13%	11.55%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Principal Financial Group, Inc.		2.4%
Applied Materials, Inc.		2.3%
East West Bancorp, Inc.		2.2%
Synopsys, Inc.		2.2%
Agilent Technologies, Inc.		2.2%
Umpqua Holdings Corp.		2.2%
Spectra Energy Corp.		2.1%
CA, Inc.		2.1%
Quest Diagnostics, Inc.		2.0%
Ingersoll-Rand plc		2.0%
Total		21.7%

gas and oil pipelines and storage facilities, which fits well with Enbridge’s existing oil pipeline business. The Fund has benefited in the past from buyouts, and we believe our investment philosophy of acquiring attractively-priced companies that are able to generate strong cash flows also appeals to strategic buyers. We believe that if a stock’s value is not recognized by the public markets, strategic or financial buyers may well recognize that value providing another opportunity to boost the portfolio’s returns.
Another positive contributor during the period was Applied Materials (AMAT), which makes equipment that manufactures semiconductors. Demand is stronger than expected, which resulted in analysts increasing their forecasts for AMAT’s sales and profits during the current year.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 7

what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.
Although volatility in the equity markets may pick up, we believe this should also provide greater opportunities for stock picking. We believe our stock-selection strategy, which incorporates consideration of environmental, social, and governance (ESG) factors along with quantitative analysis, is well positioned for the current environment.

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT CAPITAL ACCUMULATION FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCAFX	-6.74%	11.20%	6.45%
Class C (with max. load)	CCACX	-3.84%	11.42%	6.13%
Class I	CCPIX	-1.64%	12.95%	7.74%
Class Y	CCAYX	-1.83%	12.53%	7.09%
Russell Midcap Index		14.25%	16.67%	8.32%
Russell Midcap Growth Index		11.24%	15.85%	8.51%
Lipper Mid-Cap Core Funds Average		11.55%	14.69%	7.05%

Calvert Capital Accumulation Fund first offered Class Y shares on January 31, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.26%	$1,000.00	$983.80	$6.25
Hypothetical (5% return per year before expenses)	1.26%	$1,000.00	$1,018.70	$6.36
Class C
Actual	2.01%	$1,000.00	$979.80	$9.95
Hypothetical (5% return per year before expenses)	2.01%	$1,000.00	$1,014.95	$10.13
Class I
Actual	0.86%	$1,000.00	$985.70	$4.27
Hypothetical (5% return per year before expenses)	0.86%	$1,000.00	$1,020.70	$4.34
Class Y
Actual	0.99%	$1,000.00	$985.00	$4.91
Hypothetical (5% return per year before expenses)	0.99%	$1,000.00	$1,020.05	$5.00

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 11

CALVERT CAPITAL ACCUMULATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 97.9%

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	65,433	4,610,409

Auto Components - 1.8%
Johnson Controls International plc	152,220	7,082,797

Banks - 6.2%
East West Bancorp, Inc.	240,707	8,836,354
Investors Bancorp, Inc.	604,797	7,263,612
Umpqua Holdings Corp.	566,515	8,526,051
		24,626,017

Beverages - 1.3%
Coca-Cola European Partners plc	133,057	5,308,974

Capital Markets - 4.6%
Ameriprise Financial, Inc.	60,624	6,048,457
Moody’s Corp.	70,329	7,615,224
Northern Trust Corp.	66,110	4,494,819
		18,158,500

Chemicals - 1.6%
PPG Industries, Inc.	60,353	6,238,086

Containers & Packaging - 1.7%
Graphic Packaging Holding Co.	474,552	6,638,982

Diversified Telecommunication Services - 2.4%
TELUS Corp.	122,234	4,033,317
Verizon Communications, Inc.	103,539	5,381,957
		9,415,274

Electric Utilities - 2.8%
Alliant Energy Corp.	163,490	6,263,302
Portland General Electric Co.	115,474	4,918,038
		11,181,340

Electrical Equipment - 1.9%
Eaton Corp. plc	114,883	7,548,962

Electronic Equipment & Instruments - 1.7%
FLIR Systems, Inc.	218,964	6,879,849

Energy Equipment & Services - 1.7%
FMC Technologies, Inc. *	220,466	6,541,226

12 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Equity Real Estate Investment Trusts (REITs) - 7.3%
American Campus Communities, Inc.	87,539	4,453,109
DDR Corp.	374,690	6,530,847
Duke Realty Corp.	242,342	6,623,207
First Industrial Realty Trust, Inc.	203,252	5,735,771
Healthcare Trust of America, Inc., Class A	173,107	5,646,750
		28,989,684

Food & Staples Retailing - 0.6%
Kroger Co. (The)	81,049	2,405,534

Food Products - 3.2%
Bunge Ltd.	104,528	6,191,194
ConAgra Foods, Inc.	134,022	6,313,776
		12,504,970

Gas Utilities - 2.7%
Southwest Gas Corp.	68,384	4,777,306
UGI Corp.	132,198	5,980,638
		10,757,944

Health Care Equipment & Supplies - 3.5%
ResMed, Inc. (a)	99,915	6,473,493
Varian Medical Systems, Inc. *	75,436	7,508,145
		13,981,638

Health Care Providers & Services - 3.7%
Patterson Cos., Inc.	148,459	6,820,206
Quest Diagnostics, Inc.	94,093	7,963,091
		14,783,297

Hotels, Restaurants & Leisure - 1.3%
Texas Roadhouse, Inc.	134,762	5,259,761

Household Durables - 1.4%
Leggett & Platt, Inc.	120,049	5,471,833

Industrial Conglomerates - 1.8%
Carlisle Cos., Inc.	68,435	7,019,378

Insurance - 7.5%
Alleghany Corp. *	11,047	5,799,896
American Financial Group, Inc.	65,042	4,878,150
Hanover Insurance Group, Inc. (The)	59,639	4,497,973
Principal Financial Group, Inc.	182,549	9,403,099
Unum Group	140,106	4,947,143
		29,526,261

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IT Services - 6.0%
Amdocs Ltd.	124,661	7,211,639
Automatic Data Processing, Inc.	74,787	6,596,213
Broadridge Financial Solutions, Inc.	92,425	6,265,491
Cognizant Technology Solutions Corp., Class A *	73,366	3,500,292
		23,573,635

Leisure Products - 1.2%
Hasbro, Inc.	58,313	4,625,970

Life Sciences - Tools & Services - 3.9%
Agilent Technologies, Inc.	182,881	8,611,866
PerkinElmer, Inc.	119,724	6,717,714
		15,329,580

Machinery - 3.9%
Ingersoll-Rand plc	114,155	7,755,691
Xylem, Inc.	143,389	7,520,753
		15,276,444

Media - 1.7%
Omnicom Group, Inc.	77,863	6,618,355

Metals & Mining - 1.5%
Reliance Steel & Aluminum Co.	85,309	6,144,807

Oil, Gas & Consumable Fuels - 3.5%
ONEOK, Inc.	107,435	5,521,085
Spectra Energy Corp.	198,664	8,492,886
		14,013,971

Professional Services - 1.1%
Robert Half International, Inc.	115,512	4,373,284

Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	295,667	8,914,360

Software - 4.3%
CA, Inc.	251,853	8,331,297
Synopsys, Inc. *	145,425	8,630,974
		16,962,271

Specialty Retail - 4.1%
Michaels Cos., Inc. (The) *	114,879	2,776,625
Ross Stores, Inc.	116,758	7,507,539
Sally Beauty Holdings, Inc. *	184,878	4,747,667
Tractor Supply Co.	17,576	1,183,744
		16,215,575

14 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Trading Companies & Distributors - 2.6%
HD Supply Holdings, Inc. *	159,627	5,104,872
MSC Industrial Direct Co., Inc., Class A	69,732	5,119,026
		10,223,898

Total Common Stocks (Cost $378,703,543)		387,202,866

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.8%
Calvert Social Investment Foundation Notes:
0.50%, 3/18/17 (b)(c)	1,200,000	1,179,840
0.25%, 7/1/17 (b)(c)	1,419,488	1,379,529
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	309,000	275,010
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	398,000	374,120

Total High Social Impact Investments (Cost $3,326,487)		3,208,499

TIME DEPOSIT - 0.6%
State Street Bank Time Deposit, 0.293%, 10/3/16	2,183,948	2,183,948

Total Time Deposit (Cost $2,183,948)		2,183,948

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	155,688	155,688

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $155,688)		155,688

TOTAL INVESTMENTS (Cost $384,369,666) - 99.3%		392,751,001
Other assets and liabilities, net - 0.7%		2,832,632
NET ASSETS - 100.0%		$395,583,633

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $152,257 as of September 30, 2016.
(b) Total market value of restricted securities amounts to $3,208,499, which represents 0.8% of the net assets of the Fund as of September 30, 2016.
(c) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $3,208,499, which represents 0.8% of the net assets of the Fund as of September 30, 2016.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 15

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	1,200,000
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	1,419,488
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	309,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	398,000
See notes to financial statements.

16 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

CALVERT CAPITAL ACCUMULATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMPER 30, 2016

ASSETS
Investments in securities, at value (Cost $384,369,666) - see accompanying schedule	$392,751,001
Cash	279
Receivable for securities sold	3,929,471
Receivable for shares sold	471,741
Dividends and interest receivable	685,367
Securities lending income receivable	31
Directors’ deferred compensation plan	288,911
Total assets	398,126,801

LIABILITIES
Payable upon return of securities loaned	155,688
Payable for shares redeemed	1,643,936
Payable to Calvert Investment Management, Inc.	195,578
Payable to Calvert Investment Distributors, Inc.	60,078
Payable to Calvert Investment Administrative Services, Inc.	37,330
Payable to Calvert Investment Services, Inc.	6,749
Payable for Directors’ fees and expenses	9,986
Directors’ deferred compensation plan	288,911
Accrued expenses and other liabilities	144,912
Total liabilities	2,543,168
NET ASSETS	$395,583,633

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,483,112 shares outstanding	$173,713,662
Class C: 1,046,251 shares outstanding	25,700,487
Class I: 4,850,316 shares outstanding	179,283,363
Class Y: 449,432 shares outstanding	14,511,155
Undistributed net investment income	1,128,301
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,134,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	8,380,701
NET ASSETS	$395,583,633

NET ASSET VALUE PER SHARE
Class A (based on net assets of $192,402,224)	$29.68
Class C (based on net assets of $22,884,786)	$21.87
Class I (based on net assets of $166,758,951)	$34.38
Class Y (based on net assets of $13,537,672)	$30.12
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 17

CALVERT CAPITAL ACCUMULATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMPER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $6,541)	$6,391,291
Interest income	17,210
Other income (a)	15,267
Securities lending income	2,146
Total investment income	6,425,914

Expenses:
Investment advisory fee	3,026,226
Administrative fees	656,599
Transfer agency fees and expenses:
Class A	426,520
Class C	60,028
Class I	7,516
Class Y	19,188
Distribution Plan expenses:
Class A	510,234
Class C	272,324
Directors’ fees and expenses	53,033
Accounting fees	117,397
Custodian fees	59,773
Professional fees	49,134
Registration fees	65,491
Reports to shareholders	64,540
Miscellaneous	31,484
Total expenses	5,419,487
Reimbursement from Advisor:
Class A	(75,362)
Class C	(13,838)
Class Y	(6,222)
Administrative fees waived	(82,119)
Net expenses	5,241,946
NET INVESTMENT INCOME (LOSS)	1,183,968
See notes to financial statements.

18 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

CALVERT CAPITAL ACCUMULATION FUND STATEMENT OF OPERATIONS - CONT’D YEAR ENDED SEPTEMPER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,762,004
Foreign currency transactions	(55,667)
10,706,337

Change in unrealized appreciation (depreciation) on:
Investments	(22,274,230)
Assets and liabilities denominated in foreign currencies	(634)
(22,274,864)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,568,527)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,384,559)

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 19

CALVERT CAPITAL ACCUMULATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income (loss)	$1,183,968	($1,153,687)
Net realized gain (loss)	10,706,337	30,888,315
Net change in unrealized appreciation (depreciation)	(22,274,864)	(15,807,702)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,384,559)	13,926,926

Distributions to shareholders from:
Net realized gain:
Class A shares	(20,254,450)	(30,865,909)
Class B shares (a)	—	(251,625)
Class C shares	(3,590,824)	(4,946,653)
Class I shares	(19,759,432)	(20,496,886)
Class Y shares	(1,435,594)	(1,536,994)
Total distributions	(45,040,300)	(58,098,067)

Capital share transactions:
Shares sold:
Class A shares (b)	28,327,643	40,170,404
Class B shares (a)	—	4,705
Class C shares	3,480,475	5,890,514
Class I shares	58,476,366	112,345,198
Class Y shares	12,935,704	5,526,066
Reinvestment of distributions:
Class A shares	19,092,505	28,980,344
Class B shares (a)	—	238,368
Class C shares	3,032,821	4,103,071
Class I shares	13,922,616	11,967,403
Class Y shares	1,423,382	1,529,030
Redemption fees:
Class A shares	—	210
Class C shares	—	2
Class I shares	—	191
Shares redeemed:
Class A shares	(53,059,309)	(40,881,939)
Class B shares (a)(b)	—	(1,716,203)
Class C shares	(8,979,532)	(3,811,253)
Class I shares	(117,783,199)	(26,371,471)
Class Y shares	(12,384,370)	(3,626,477)
Total capital share transactions	(51,514,898)	134,348,163

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,939,757)	90,177,022

NET ASSETS
Beginning of year	502,523,390	412,346,368
End of year (including undistributed net investment income of $1,128,301 and $0, respectively)	$395,583,633	$502,523,390
See notes to financial statements.

20 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

CALVERT CAPITAL ACCUMULATION FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares (c)	938,319	1,124,697
Class B shares (a)	—	151
Class C shares	150,707	215,070
Class I shares	1,675,673	2,747,606
Class Y shares	427,806	152,704
Reinvestment of distributions:
Class A shares	633,251	877,129
Class B shares (a)	—	9,308
Class C shares	135,636	160,905
Class I shares	399,960	319,557
Class Y shares	46,622	45,862
Shares redeemed:
Class A shares	(1,773,058)	(1,148,492)
Class B shares (a)(c)	—	(60,520)
Class C shares	(404,711)	(138,297)
Class I shares	(3,433,920)	(662,101)
Class Y shares	(413,736)	(101,580)
Total capital share activity	(1,617,451)	3,541,999

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $1,366,911 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 48,012 shares redeemed from Class B shares and 37,024 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert World Values Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on February 14, 1992, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert Capital Accumulation Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is non-diversified and invests primarily in the common stocks of U.S. mid-cap companies. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 23

The following table summarizes the market value of the Fund’s holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$387,202,866	$—	$—	$387,202,866
High Social Impact Investments	—	2,559,369	649,130	3,208,499
Time Deposit	—	2,183,948	—	2,183,948
Short Term Investment of Cash Collateral For Securities Loaned	155,688	—	—	155,688
TOTAL	$387,358,554	$4,743,317	$649,130^	$392,751,001

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.2% of net assets.
There were no transfers between levels during the year.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

24 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2018 for Class A, C, and Y, and through January 31, 2017, for Class I. Effective June 9, 2016, the contractual expense caps are 1.21%, 1.96%, 0.86%, and 0.96% for Class A, C, I, and Y, respectively. For the period from February 1, 2016 through June 8, 2016, the contractual expense caps were 1.59%, 2.34%, 0.86%, and 1.44% or Class A, C, I, and Y, respectively. Prior to February 1, 2016, the contractual expense caps were 1.59%, 2.59%, 0.86%, and 1.44% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees or expenses, if any.
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.25% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.13% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $54,620.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $54,925 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $81,725 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $918,536,120 and $1,002,864,112, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$8,450,990	$11,530,872
Long-term capital gains	36,589,310	46,567,195
Total	$45,040,300	$58,098,067

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 25

As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$18,923,618
Unrealized (depreciation)	(10,888,725)
Net unrealized appreciation (depreciation)	$8,034,893

Undistributed ordinary income	$1,225,576
Late year ordinary and post October capital loss deferrals	($6,874,883)
Other temporary differences	($9,986)

Federal income tax cost of investments	$384,716,108
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and deferred Directors’ fees.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions.

Undistributed net investment income	($55,667)
Accumulated net realized gain (loss)	55,667
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $152,257 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$155,688	$—	$—	$—	$155,688
Amount of recognized liabilities for securities lending transactions					$155,688

26 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$363,447	1.65%	$8,187,488	March 2016
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE G — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 40.8% of the ordinary dividends paid during the year as qualified dividend income and 41.9% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $36,589,310 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 27

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$33.41	$36.99	$36.83	$31.45	$26.00
Income from investment operations:
Net investment income (loss)	0.02(b)	(0.16)	(0.14)	(0.18)	(0.26)
Net realized and unrealized gain (loss)	(0.67)	1.91	2.94	7.49	7.64
Total from investment operations	(0.65)	1.75	2.80	7.31	7.38
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(3.73)	(3.58)	0.16	5.38	5.45
Net asset value, ending	$29.68	$33.41	$36.99	$36.83	$31.45
Total return (c)	(2.08%)	4.90%	7.90%	24.74%	29.16%
Ratios to average net assets: (d)
Net investment income (loss)	0.07%(b)	(0.43%)	(0.36%)	(0.53%)	(0.85%)
Total expenses	1.37%	1.41%	1.43%	1.48%	1.53%
Net expenses	1.31%	1.41%	1.43%	1.48%	1.53%
Portfolio turnover	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$192,402	$223,328	$215,683	$207,257	$157,016

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

28 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$25.62	$29.76	$30.35	$26.44	$22.29
Income from investment operations:
Net investment loss	(0.16)(b)	(0.34)	(0.34)	(0.36)	(0.42)
Net realized and unrealized gain (loss)	(0.51)	1.53	2.39	6.20	6.50
Total from investment operations	(0.67)	1.19	2.05	5.84	6.08
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(3.75)	(4.14)	(0.59)	3.91	4.15
Net asset value, ending	$21.87	$25.62	$29.76	$30.35	$26.44
Total return (c)	(2.87%)	4.09%	7.06%	23.81%	28.11%
Ratios to average net assets: (d)
Net investment loss	(0.72%)(b)	(1.23%)	(1.12%)	(1.30%)	(1.64%)
Total expenses	2.16%	2.21%	2.19%	2.25%	2.33%
Net expenses	2.09%	2.21%	2.19%	2.25%	2.33%
Portfolio turnover	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$22,885	$29,837	$27,588	$25,311	$18,630

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 29

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$38.05	$41.19	$40.50	$34.18	$27.94
Income from investment operations:
Net investment income (loss)	0.19(b)	0.06	0.10	0.03	(0.05)
Net realized and unrealized gain (loss)	(0.78)	2.13	3.23	8.22	8.22
Total from investment operations	(0.59)	2.19	3.33	8.25	8.17
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(3.67)	(3.14)	0.69	6.32	6.24
Net asset value, ending	$34.38	$38.05	$41.19	$40.50	$34.18
Total return (c)	(1.64%)	5.53%	8.53%	25.55%	30.00%
Ratios to average net assets: (d)
Net investment income (loss)	0.55%(b)	0.14%	0.24%	0.08%	(0.16%)
Total expenses	0.86%	0.83%	0.82%	0.85%	0.88%
Net expenses	0.84%	0.83%	0.82%	0.85%	0.86%
Portfolio turnover	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$166,759	$236,228	$156,677	$130,705	$83,181

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$33.78	$37.26	$37.04	$31.56	$26.03
Income from investment operations:
Net investment income (loss)	0.08(b)	(0.07)	(0.07)	(0.12)	(0.18)
Net realized and unrealized gain (loss)	(0.66)	1.92	2.93	7.53	7.64
Total from investment operations	(0.58)	1.85	2.86	7.41	7.46
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(3.66)	(3.48)	0.22	5.48	5.53
Net asset value, ending	$30.12	$33.78	$37.26	$37.04	$31.56
Total return (c)	(1.83%)	5.16%	8.02%	24.98%	29.45%
Ratios to average net assets: (d)
Net investment income (loss)	0.28%(b)	(0.20%)	(0.17%)	(0.36%)	(0.59%)
Total expenses	1.08%	1.18%	1.26%	1.29%	1.29%
Net expenses	1.02%	1.18%	1.26%	1.29%	1.29%
Portfolio turnover	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$13,538	$13,130	$10,871	$14,719	$8,071

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 31

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

34 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 35

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

36 calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

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CALVERT CAPITAL ACCUMULATION FUND	CALVERT’S FAMILY OF FUNDS
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Bethesda, Maryland 20814

Municipal Funds
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Equity Portfolio
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert International Opportunities Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
27	Financial Highlights
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
31	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

John Nichols, CFA Vice President - Equities
Market Review
Developed market equities underperformed U.S. equities over the last twelve months, but the Fund’s segment of the market-small and mid-cap stocks—did substantially better than their large cap peers. The MSCI EAFE SMid Index returned 10.48% for the period, almost 4 percentage points better than the EAFE Index, but over 6 percentage points behind the MSCI Emerging Markets Index.
Significant uncertainty about global economic prospects and the ability of central banks and political leaders to spur growth while also mitigating increasing populist pressure against traditional trade and monetary solutions dominated equity markets during the twelve-month period ending September 30, 2016. The decision by UK voters to exit the EU generated considerable volatility in equity and currency markets; after sharp initial declines, a rebound in UK equities trimmed losses. Having failed to ignite growth through aggressive monetary policies, the Bank of Japan adopted a novel policy of trying to control the yield curve; the new approach was announced late in the Fund’s fiscal year and it will be some time before there is any evidence whether the change will encourage more investment by Japanese companies. A more promising development for Japanese equities was the ongoing effort of Japanese policymakers to encourage Japanese companies to enhance governance protections for minority shareholders, a campaign that began to show results during the period as some companies took steps to increase transparency and return capital to shareholders through buybacks and dividend increases. The end of the multi-year decline in basic commodities prices added to volatility in equity prices and currencies that are related to direct commodity production and commodity-related materials.
Investment Strategy and Technique
Calvert International Opportunities Fund is subadvised by two managers with complementary investment styles and processes. Advisory Research Inc, a value-oriented fundamental manager, currently manages approximately 52% of the Fund, while Trilogy Global Advisors, a growth manager, manages the balance of the Fund. We have been incrementally shifting the manager allocation to bring it into a 50/50 balance. The Fund’s focus is on developed market equities with 11.11% of the Fund invested in emerging market securities at period end.
Fund Performance Relative to the Benchmark
For the twelve-month period ending September 30, 2016, Calvert International Opportunities Fund Class A shares (at NAV) returned 5.49%, underperforming its benchmark, the MSCI EAFE SMid Index, which returned 10.48%, by 4.99%. Stock selection was the primary source of underperformance for the period. The overweight to the Financials sector—the only sector to lose value in the benchmark this year, and the lack of holdings in the environmentally problematic Metal and Mining industry—which was up over 50% in the benchmark, further contributed to the Fund’s underperformance.
Leading detractors from stock selection included IDOM, Japan’s number one used car dealer, PureCircle, the world’s leading supplier and marketer of high purity stevia products and Swiss asset manager GAM Holdings. IDOM was off 37% as the company suffered greater than expected promotional costs when they altered its original business model, exporting used cars purchased through its dealer network in Japan, to add a focus on selling in the retail used car market in Japan. After meeting with management, we elected to sell this position.
PureCircle suffered a setback in May when the U.S. Customs and Border Protection (CBP) detained shipments of PureCircle stevia into the U.S. due to allegations that these shipments contained products that were produced using forced labor. The company’s proactive approach to managing its supply chain and investing in third party audits of their historic labor practices at the highest global standards enabled the company to respond quickly to CBP’s complaints, and proved that its product was not involved with any external suppliers that used forced labor and, in fact, stands as a point of differentiation from companies without such policies. Demonstrating its leadership in the industry, the company also reiterated its commitment to human rights, fair use of labor and traceability and transparency across its supply chain. Although shipments were released in late June, this event has had a negative effect on current period earnings.  We continue to believe the fundamentals and growth opportunity for the company remains attractive.

6 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	20.0%
Consumer Discretionary	17.1%
Financials	13.6%
Information Technology	10.2%
Consumer Staples	9.6%
Materials	9.4%
Real Estate	8.7%
Health Care	6.9%
Short-Term Investments	2.7%
Telecommunication Services	0.9%
High Social Impact Investments	0.6%
Energy	0.3%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

GAM Holdings suffered and poor investment performance in key funds and strategies, which, in turn, contributed to a surprising level of net outflows. The adverse impact on the firm’s earnings mainly due to the depression of performance fees led us to re-evaluate our original thesis and exit the positon.
On the positive side of the ledger, our investments in Ubisoft, the French gaming software firm, Swedish beauty products maker Oriflame and Brazilian low-income home builder MRV Engenharia e Participacoes added value during the period.
Ubisoft is the third largest independent publisher of video games in the world and has a stable management team, headed up by co-founder and CEO Yves Guillemot. Ubisoft has a strong game pipeline across multiple platforms which creates a steady, predictable high level of revenue, resulting in better than expected cash flows.
Oriflame sells nature inspired beauty products in more than 60 countries through a network of more than 3 million independent consultants.  While originally focused on markets in Russia and the countries of the Commonwealth of Independent States, Oriflame is becoming a more balanced global operator with strong results in Asia (notably triple digit sales growth in China) and better than expected results in Latin America. In addition to strong revenue growth, profitability has been improving on better mix of both geographical markets and products as well as pricing.
Brazilian homebuilder MRV Engenharia, builds low-income housing. The stock performed well during the first quarter of 2016 due to better-than-expected earnings results as the

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	2.43%	5.49%
Class C	1.91%	4.46%
Class I	2.46%	5.84%
Class Y	2.53%	5.82%
MSCI EAFE Small/Mid Cap Index	4.80%	10.48%
Lipper International Small/Mid Cap Core Funds Average	5.52%	8.74%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
BUWOG AG		2.5%
Austevoll Seafood ASA		1.7%
Smurfit Kappa Group plc		1.7%
Oriflame Holding AG		1.6%
RHOEN-KLINIKUM AG		1.4%
Aurelius Equity Opportunities SE & Co. KGaA		1.3%
Cie Generale des Etablissements Michelin		1.3%
Speedy Hire plc		1.3%
Ebro Foods SA		1.2%
Entertainment One Ltd.		1.2%
Total		15.2%

company demonstrated resilient operating results and strong free cash flow despite Brazil’s political challenges, economic malaise, and high interest rates. We exited the position when the stock reached our price target.
At quarter-end, our sector weights are similar to the weightings in our benchmark. We have been trimming our over exposure to Financials throughout the course of the year and increasing our exposure to Real Estate, Information Technology and Health Care. The Fund has maintained its small cap bias relative to its benchmark and valuation measures remain attractive.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 7

positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets. Combined with slow, but steady growth in the U.S. and a modest pick-up in Europe, the global economy is in better shape than earlier in the year and should be able to support elevated global equity valuations, at least for now.

John Nichols, CFA
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	Since Inception (5/31/2007)
Class A (with max. load)	CIOAX	0.46%	9.06%	1.00%
Class C (with max. load)	COICX	3.46%	9.17%	0.69%
Class I	COIIX	5.84%	10.60%	1.98%
Class Y	CWVYX	5.82%	10.40%	1.73%
MSCI EAFE Small/Mid Cap Index		10.48%	10.14%	1.30%
Lipper International Small/Mid Cap Core Funds Average		8.74%	8.63%	1.00%

Calvert International Opportunities Fund first offered Class C shares on July 31, 2007 and Class Y shares on October 31, 2008. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class C and Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.51%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.43%	$1,000.00	$1,024.30	$7.24
Hypothetical (5% return per year before expenses)	1.43%	$1,000.00	$1,017.85	$7.21
Class C
Actual	2.41%	$1,000.00	$1,019.10	$12.17
Hypothetical (5% return per year before expenses)	2.41%	$1,000.00	$1,012.95	$12.13
Class I
Actual	1.22%	$1,000.00	$1,024.60	$6.18
Hypothetical (5% return per year before expenses)	1.22%	$1,000.00	$1,018.90	$6.16
Class Y
Actual	1.17%	$1,000.00	$1,025.30	$5.92
Hypothetical (5% return per year before expenses)	1.17%	$1,000.00	$1,019.15	$5.91

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of the Calvert International Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 11

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 95.6%

Australia - 3.0%
GrainCorp Ltd., Class A	249,665	1,506,207
Orora Ltd.	564,122	1,368,151
Qantas Airways Ltd.	844,808	2,029,070
Tassal Group Ltd.	647,921	2,005,700
		6,909,128

Austria - 4.6%
BUWOG AG *	208,703	5,645,848
Wienerberger AG	126,053	2,140,153
Zumtobel Group AG	136,462	2,634,487
		10,420,488

Canada - 1.2%
Entertainment One Ltd.	940,908	2,761,078

China - 0.9%
China Lesso Group Holdings Ltd.	3,138,550	2,143,750

Denmark - 1.1%
Matas A/S	136,448	2,557,367

Finland - 1.5%
Metsa Board Oyj (a)	397,635	2,354,728
Tieto Oyj	33,758	1,065,630
		3,420,358

France - 4.4%
BioMerieux	5,027	749,163
Cie Generale des Etablissements Michelin	25,820	2,859,176
Eurazeo SA	29,422	1,706,869
Ubisoft Entertainment SA *	52,420	1,980,634
Wendel SA	22,142	2,583,943
		9,879,785

Germany - 8.4%
Aurelius Equity Opportunities SE & Co. KGaA	47,286	2,988,091
Deutsche EuroShop AG	53,057	2,466,900
ElringKlinger AG	101,996	1,812,062
Gerresheimer AG	22,588	1,920,499
RHOEN-KLINIKUM AG	103,330	3,142,340
RIB Software AG	135,500	1,669,473

12 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Talanx AG	70,243	2,143,465
Wacker Neuson SE	45,560	664,351
XING AG	11,275	2,372,292
		19,179,473

Greece - 0.3%
Tsakos Energy Navigation Ltd.	121,019	583,311

Hong Kong - 1.6%
Haier Electronics Group Co. Ltd.	1,044,000	1,736,590
Man Wah Holdings Ltd.	2,828,702	1,819,277
		3,555,867

India - 0.4%
Yes Bank Ltd.	45,775	866,060

Ireland - 1.7%
Smurfit Kappa Group plc	168,564	3,768,190

Israel - 0.7%
NiCE Ltd. ADR	23,131	1,548,389

Italy - 4.2%
Banca IFIS SpA	111,734	2,518,541
Buzzi Unicem SpA	64,400	1,320,508
Cementir Holding SpA	459,171	2,167,140
Maire Tecnimont SpA	565,651	1,400,598
Piaggio & C SpA	1,171,307	2,187,756
		9,594,543

Japan - 25.3%
Alps Electric Co. Ltd. (a)	85,486	2,063,441
Asics Corp. (a)	100,800	2,030,947
Azbil Corp.	54,800	1,656,097
Chiyoda Corp.	250,841	2,065,427
Chugoku Marine Paints Ltd.	216,000	1,516,307
Daihen Corp.	478,000	2,549,101
Daiichikosho Co. Ltd.	48,840	1,994,149
Daiseki Co. Ltd.	98,600	1,925,136
Haseko Corp.	206,459	1,985,873
Hazama Ando Corp.	317,000	1,929,749
Hino Motors Ltd.	143,803	1,536,417
Hogy Medical Co. Ltd.	33,700	2,362,882
Horiba Ltd.	52,800	2,601,549
Japan Aviation Electronics Industry Ltd.	170,000	2,667,539
Leopalace21 Corp.	347,407	2,295,927
Makita Corp.	29,025	2,068,025
Nishio Rent All Co. Ltd.	86,700	2,552,153
Ryosan Co. Ltd.	80,100	2,435,462
Secom Co. Ltd.	28,300	2,113,282

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Shinmaywa Industries Ltd.	381,000	2,524,540
Shinsei Bank Ltd.	1,230,000	1,865,203
Ship Healthcare Holdings, Inc.	85,797	2,636,800
SKY Perfect JSAT Holdings, Inc.	396,900	1,951,200
Star Micronics Co. Ltd.	165,900	2,076,051
Sumitomo Real Estate Sales Co. Ltd.	107,300	2,191,222
Taiheiyo Cement Corp. (a)	669,000	1,925,021
Toyota Industries Corp. (a)	40,800	1,893,797
		57,413,297

Luxembourg - 1.1%
Grand City Properties SA	127,187	2,490,219

Malaysia - 0.9%
PureCircle Ltd. *(a)	569,168	2,036,126

Mexico - 1.5%
Alpek SAB de CV	1,141,400	1,934,342
Gruma SAB de CV, Class B	113,400	1,487,729
		3,422,071

Netherlands - 1.7%
Delta Lloyd NV	294,292	1,349,799
Koninklijke DSM NV	37,702	2,546,218
		3,896,017

Norway - 1.7%
Austevoll Seafood ASA	455,507	3,839,325

Singapore - 0.8%
Global Logistic Properties Ltd.	1,390,200	1,917,574

South Korea - 3.1%
BGF retail Co. Ltd.	8,940	1,571,082
Coway Co. Ltd.	25,471	2,212,544
Dongbu Insurance Co. Ltd.	24,032	1,494,072
Osstem Implant Co. Ltd. *	33,458	1,860,320
		7,138,018

Spain - 2.6%
Ebro Foods SA	121,000	2,814,500
Mediaset Espana Comunicacion SA	152,469	1,807,386
Telepizza Group SA *(b)	301,804	1,369,686
		5,991,572

14 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sweden - 4.0%
Capio AB (b)	297,193	1,657,820
Cloetta AB, Class B	748,315	2,712,803
Hoist Finance AB (a)(b)	201,791	1,940,570
Industrivarden AB, Class C	146,673	2,714,782
		9,025,975

Switzerland - 4.1%
Baloise Holding AG	15,103	1,828,699
Bucher Industries AG	4,993	1,250,285
OC Oerlikon Corp. AG *	273,790	2,735,963
Oriflame Holding AG *	98,402	3,604,093
		9,419,040

Taiwan - 3.0%
China Life Insurance Co. Ltd.	2,087,341	1,917,524
Feng TAY Enterprise Co. Ltd.	265,440	1,181,110
PChome Online, Inc.	122,628	1,451,543
Teco Electric and Machinery Co. Ltd.	2,616,000	2,263,005
		6,813,182

United Kingdom - 11.8%
Arrow Global Group plc	36,084	137,738
Ashtead Group plc	138,288	2,272,667
Beazley plc	219,359	1,098,761
Bovis Homes Group plc	104,862	1,188,938
CVS Group plc	97,720	1,120,939
Electrocomponents plc	338,585	1,489,919
Fenner plc	866,226	2,245,517
Inchcape plc	240,979	2,056,219
Inmarsat plc	232,408	2,118,694
Investec plc	182,841	1,114,554
Kennedy Wilson Europe Real Estate plc	96,907	1,260,536
Kingfisher plc	347,651	1,696,210
N Brown Group plc	532,648	1,311,053
Northgate plc	207,555	1,162,176
Savills plc	267,296	2,479,706
Speedy Hire plc	6,200,064	2,854,148
Virgin Money Holdings UK plc	300,641	1,212,671
		26,820,446

Total Common Stocks (Cost $208,442,715)		217,410,649

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17 (c)(d)	1,000,000	983,200
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (c)(d)(e)	111,000	98,790
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (c)(d)(e)	142,000	133,480

Total High Social Impact Investments (Cost $1,253,000)		1,215,470

TIME DEPOSIT - 2.7%
State Street Bank Time Deposit, 0.293%, 10/3/16	6,194,983	6,194,983

Total Time Deposit (Cost $6,194,983)		6,194,983

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	2,560,851	2,560,851

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $2,560,851)		2,560,851

TOTAL INVESTMENTS (Cost $218,451,549) - 100.0%		227,381,953
Other assets and liabilities, net - (0.0%)		(8,648)
NET ASSETS - 100.0%		$227,373,305

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $2,433,038 as of September 30, 2016.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $4,968,076, which represents 2.2% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $1,215,470, which represents 0.6% of the net assets of the Fund as of September 30, 2016.
(d) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $1,215,470, which represents 0.6% of the net assets of the Fund as of September 30, 2016.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
ADR:	American Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	1,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	111,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	142,000
See notes to financial statements.

16 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $218,451,549) - see accompanying schedule	$227,381,953
Cash denominated in foreign currencies (Cost $968,581)	988,332
Receivable for securities sold	1,176,688
Receivable for shares sold	339,155
Dividends and interest receivable	842,937
Securities lending income receivable	1,342
Directors’ deferred compensation plan	112,709
Total assets	230,843,116

LIABILITIES
Payable for securities purchased	299,985
Payable upon return of securities loaned	2,560,851
Payable for shares redeemed	170,912
Payable for foreign cap gain taxes	32,676
Payable to Calvert Investment Management, Inc.	139,163
Payable to Calvert Investment Distributors, Inc.	26,125
Payable to Calvert Investment Administrative Services, Inc.	22,188
Payable to Calvert Investment Services, Inc.	2,110
Payable for Directors’ fees and expenses	4,982
Directors’ deferred compensation plan	112,709
Accrued expenses and other liabilities	98,110
Total liabilities	3,469,811
NET ASSETS	$227,373,305

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,269,929 shares outstanding	$106,555,896
Class C: 349,143 shares outstanding	4,884,096
Class I: 4,760,196 shares outstanding	67,115,996
Class Y: 3,219,889 shares outstanding	47,468,634
Undistributed net investment income	1,658,886
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,218,059)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies (a)	8,907,856
NET ASSETS	$227,373,305

NET ASSET VALUE PER SHARE
Class A (based on net assets of $107,429,410)	$14.78
Class C (based on net assets of $5,036,518)	$14.43
Class I (based on net assets of $69,318,657)	$14.56
Class Y (based on net assets of $45,588,720)	$14.16
(a) Net of deferred foreign capital gains tax of $32,676.
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 17

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $589,577)	$4,839,179
Other income (a)	93,738
Interest income	21,331
Securities lending income	1,830
Total investment income	4,956,078

Expenses:
Investment advisory fee	1,467,005
Administrative fees	325,072
Transfer agency fees and expenses:
Class A	132,051
Class C	16,645
Class I	5,620
Class Y	32,740
Distribution Plan expenses:
Class A	257,276
Class C	50,698
Directors’ fees and expenses	21,956
Accounting fees	54,745
Custodian fees	156,179
Professional fees	50,265
Registration fees	90,335
Reports to shareholders	22,675
Miscellaneous	23,016
Total expenses	2,706,278
Reimbursement from Advisor:
Class C	(9,819)
Administrative fees waived	(44,836)
Net expenses	2,651,623
NET INVESTMENT INCOME	2,304,455

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(8,868,678)
Foreign currency transactions	(32,910)
(8,901,588)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies (b)	18,235,574
Assets and liabilities denominated in foreign currencies	30,494
18,266,068

NET REALIZED AND UNREALIZED GAIN	9,364,480

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,668,935
(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.
(b) Net of deferred foreign capital gains tax of $32,676.
See notes to financial statements.

18 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$2,304,455	$1,383,513
Net realized gain (loss)	(8,901,588)	6,366,300
Net change in unrealized appreciation (depreciation)	18,266,068	(17,037,083)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,668,935	(9,287,270)

Distributions to shareholders from:
Net investment income:
Class A shares	(768,140)	(620,616)
Class C shares	—	(11,490)
Class I shares	(496,125)	(485,711)
Class Y shares	(389,709)	(116,873)
Net realized gain:
Class A shares	(3,241,863)	(3,083,385)
Class C shares	(173,186)	(281,879)
Class I shares	(1,423,627)	(1,909,381)
Class Y shares	(1,206,553)	(1,123,889)
Total distributions	(7,699,203)	(7,633,224)

Capital share transactions:
Shares sold:
Class A shares	22,584,870	70,117,426
Class C shares	979,800	1,517,680
Class I shares	32,818,157	15,348,576
Class Y shares	21,954,857	22,957,654
Reinvestment of distributions:
Class A shares	3,890,741	3,435,373
Class C shares	145,104	247,069
Class I shares	1,919,524	2,395,093
Class Y shares	1,463,650	1,061,068
Redemption fees:
Class A shares	—	159
Class Y shares	—	18
Shares redeemed:
Class A shares	(20,644,340)	(15,108,714)
Class C shares	(1,141,960)	(746,545)
Class I shares	(7,968,411)	(4,886,433)
Class Y shares	(11,668,455)	(4,107,584)
Total capital share transactions	44,333,537	92,230,840

TOTAL INCREASE IN NET ASSETS	48,303,269	75,310,346
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 19

CALVERT INTERNATIONAL OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$179,070,036	$103,759,690
End of year (including undistributed net investment income of $1,658,886 and $935,299, respectively)	$227,373,305	$179,070,036

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,580,346	4,511,728
Class C shares	69,185	98,097
Class I shares	2,361,433	1,016,025
Class Y shares	1,595,580	1,530,787
Reinvestment of distributions:
Class A shares	269,484	229,208
Class C shares	10,313	16,844
Class I shares	134,648	162,152
Class Y shares	105,706	74,193
Shares redeemed:
Class A shares	(1,433,519)	(966,145)
Class C shares	(82,681)	(48,953)
Class I shares	(574,598)	(320,965)
Class Y shares	(861,049)	(280,073)
Total capital share activity	3,174,848	6,022,898
See notes to financial statements.

20 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert World Values Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on February 14, 1992, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert International Opportunities Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2016, based on the inputs used to value them:

22 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$28,822,237	$188,588,412	***	$—	$217,410,649
High Social Impact Investments	—	983,200		232,270	1,215,470
Time Deposit	—	6,194,983		—	6,194,983
Short Term Investment of Cash Collateral For Securities Loaned	2,560,851	—		—	2,560,851

TOTAL	$31,383,088	$195,766,595		$232,270^	$227,381,953

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities represent 0.1% of net assets.
On September 30, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $12,121,963 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the period.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.66%, 2.41%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the contractual expense caps were 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.30% for Class A, C and Y and 0.15% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.18% for Class A, C and Y shares of the Fund and 0.03% for Class I shares of the Fund (the amount of the administrative fee above 0.12%) for the period from December 1, 2015 through January 31, 2016. During the year ended September 30, 2016, CIAS voluntarily waived $44,836.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $13,198 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $25,970 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Director’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $134,728,471 and $98,177,550, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

24 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

Capital Loss Carryforwards

No expiration date Short-term	($438,086)
Long-term	(523,290)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$2,008,280	$1,823,213
Long-term capital gains	5,690,923	5,810,011
Total	$7,699,203	$7,633,224
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$21,556,290
Unrealized (depreciation)	(13,608,642)
Net unrealized appreciation (depreciation)	$7,947,648

Undistributed ordinary income	$2,608,931
Capital loss carryforward	($961,376)
Late year ordinary and post October capital loss deferrals	($8,218,990)
Other temporary differences	($4,982)

Federal income tax cost of investments	$219,434,305
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors’ fees and passive foreign investment companies.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions, distributions redesignations and passive foreign investment companies.

Undistributed net investment income	$73,106
Accumulated net realized gain (loss)	(73,107)
Paid-in Capital	1
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

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well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $2,433,038 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,560,851	$—	$—	$—	$2,560,851
Amount of recognized liabilities for securities lending transactions					$2,560,851
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$3,864	1.57%	$716,417	December 2015
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE G — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income. The Fund also considers $5,690,923 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. It also considers $5,428,756 as income derived from foreign sources and $479,029 as foreign taxes paid.

26 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$14.58	$16.42	$15.76	$12.59	$10.57
Income from investment operations:
Net investment income	0.15(b)	0.14	0.15	0.14	0.13
Net realized and unrealized gain (loss)	0.63	(0.83)	0.66	3.19	2.01
Total from investment operations	0.78	(0.69)	0.81	3.33	2.14
Distributions from:
Net investment income	(0.11)	(0.18)	(0.15)	(0.16)	(0.12)
Net realized gain	(0.47)	(0.97)	—	—	—
Total distributions	(0.58)	(1.15)	(0.15)	(0.16)	(0.12)
Total increase (decrease) in net asset value	0.20	(1.84)	0.66	3.17	2.02
Net asset value, ending	$14.78	$14.58	$16.42	$15.76	$12.59
Total return (c)	5.49%	(4.32%)	5.14%	26.70%	20.52%
Ratios to average net assets: (d)
Net investment income	1.07%(b)	0.88%	0.88%	1.04%	1.10%
Total expenses	1.49%	1.69%	1.85%	2.13%	2.35%
Net expenses	1.46%	1.66%	1.66%	1.66%	1.66%
Portfolio turnover	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$107,429	$99,908	$50,540	$45,563	$27,406

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 27

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$14.28	$16.08	$15.44	$12.30	$10.32
Income from investment operations:
Net investment income (loss)	0.01(b)	(0.03)	(0.01)	0.02	0.04
Net realized and unrealized gain (loss)	0.61	(0.76)	0.66	3.14	1.95
Total from investment operations	0.62	(0.79)	0.65	3.16	1.99
Distributions from:
Net investment income	—	(0.04)	(0.01)	(0.02)	(0.01)
Net realized gain	(0.47)	(0.97)	—	—	—
Total distributions	(0.47)	(1.01)	(0.01)	(0.02)	(0.01)
Total increase (decrease) in net asset value	0.15	(1.80)	0.64	3.14	1.98
Net asset value, ending	$14.43	$14.28	$16.08	$15.44	$12.30
Total return (c)	4.46%	(5.09%)	4.20%	25.70%	19.31%
Ratios to average net assets: (d)
Net investment income (loss)	0.04%(b)	(0.18%)	(0.08%)	0.17%	0.30%
Total expenses	2.67%	2.72%	2.81%	3.27%	3.65%
Net expenses	2.44%	2.50%	2.50%	2.50%	2.50%
Portfolio turnover	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$5,037	$5,030	$4,605	$3,282	$2,363

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

28 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$14.38	$16.19	$15.54	$12.37	$10.36
Income from investment operations:
Net investment income	0.19(b)	0.19	0.20	0.25	0.21
Net realized and unrealized gain (loss)	0.63	(0.80)	0.66	3.10	1.93
Total from investment operations	0.82	(0.61)	0.86	3.35	2.14
Distributions from:
Net investment income	(0.17)	(0.23)	(0.21)	(0.18)	(0.13)
Net realized gain	(0.47)	(0.97)	—	—	—
Total distributions	(0.64)	(1.20)	(0.21)	(0.18)	(0.13)
Total increase (decrease) in net asset value	0.18	(1.81)	0.65	3.17	2.01
Net asset value, ending	$14.56	$14.38	$16.19	$15.54	$12.37
Total return (c)	5.84%	(3.86%)	5.58%	27.43%	20.89%
Ratios to average net assets: (d)
Net investment income	1.35%(b)	1.22%	1.24%	1.76%	1.76%
Total expenses	1.17%	1.15%	1.18%	1.43%	1.70%
Net expenses	1.16%	1.15%	1.18%	1.20%	1.20%
Portfolio turnover	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$69,319	$40,833	$32,079	$24,130	$8,771

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.008 per share and 0.06% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 29

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$13.99	$15.68	$15.03	$11.94	$10.00
Income from investment operations:
Net investment income	0.19(b)	0.14	0.11	0.18	0.15
Net realized and unrealized gain (loss)	0.60	(0.77)	0.70	3.03	1.90
Total from investment operations	0.79	(0.63)	0.81	3.21	2.05
Distributions from:
Net investment income	(0.15)	(0.09)	(0.16)	(0.12)	(0.11)
Net realized gain	(0.47)	(0.97)	—	—	—
Total distributions	(0.62)	(1.06)	(0.16)	(0.12)	(0.11)
Total increase (decrease) in net asset value	0.17	(1.69)	0.65	3.09	1.94
Net asset value, ending	$14.16	$13.99	$15.68	$15.03	$11.94
Total return (c)	5.82%	(4.11%)	5.40%	27.06%	20.69%
Ratios to average net assets: (d)
Net investment income	1.40%(b)	0.92%	0.68%	1.31%	1.36%
Total expenses	1.21%	1.42%	1.48%	1.90%	2.49%
Net expenses	1.18%	1.41%	1.41%	1.41%	1.41%
Portfolio turnover	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$45,589	$33,299	$16,536	$5,138	$1,638

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.05% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 31

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

32 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

34 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

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CALVERT INTERNATIONAL OPPORTUNITIES FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
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Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Emerging Markets Equity Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
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Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
26	Financial Highlights
29	Proxy Voting
29	Availability of Quarterly Portfolio Holdings
30	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Gary Greenberg of Hermes Investment Management Limited	Elena Tedesco of Hermes Investment Management Limited
Market Review
Emerging Market equities bottomed on February 12, 2016, and have since surged nearly 30% by 30 September 2016 to beat the MSCI World Index by over 10.0%. The turning point coincided with the end of Janet Yellen’s testimony to Congress in February, in which she discussed the depreciation of the Renminbi and weak commodity prices. The market took this as an incentive for risk-on trades, and large yield-seeking flows into Emerging Market Portfolios ensued. Among the equity markets to benefit most from the yield-seeking trend were Brazil, Russia and South Africa.
The benchmark MSCI Emerging Markets Index returned 16.78% and outperformed Developed Markets, as measured by the MSCI World index, by 5.42%.
The Brazilian Real duly gained 22% until reversing on 10 August, while the Russian Ruble and South African Rand both appreciated 17%. Large capital flows into these countries boosted their currencies of course, but also buoyed their stock markets, where shares of highly indebted companies that stood to benefit from lower domestic interest rates rose substantially. Latin America outperformed regionally (up 29%) and Brazil has been the strongest performing country, rallying 58%. The Brazilian Government’s decision to impeach President Dilma Rousseff gave investors fresh hope that sensible economic policies would return to spark a sustainable economic recovery.
Other supportive forces were at play, too. China’s 2015 stimulus led to a recovery in the housing market, and government spending on infrastructure drove a widespread rally in commodities and commodity-related companies from China to Brazil.
In Korea, share buybacks by Samsung Electronics led investors to bet on a sea change in corporate governance and capital discipline in the market. And a rising oil price, assisted by a weaker US Dollar, led investors to cover shorts and renew bets on Russia’s economy.
In ASEAN markets, Indonesian stocks have surged 54%, supported by monetary policy easing from the central bank. Thai stocks gained amid some encouraging macroeconomic data and expectations for further stimulus measures.
Investment Strategy and Technique
The Strategy seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
The Strategy normally invests at least 80% of its assets in equity securities of companies located in emerging market countries, seeking those whose products/services or industrial/business practices contribute towards addressing sustainability challenges in their local and/or international markets.
Fund Performance Relative to the Benchmark
For the twelve months ended September 30, 2016, Calvert Emerging Markets Equity Fund Class A (at NAV) returned 19.75%, outperforming the MSCI Emerging Markets Index, which returned 16.78%, driven by strong stock selection in China and Taiwan. Positive country allocation, specifically the non-benchmark exposure to Argentina and the overweight in Hungary and Indonesia helped offset negative returns from the currency impact related to our overweight China and India and underweight Korea and South Africa with strongly appreciating currencies. Our underweights in Energy and Materials detracted as these were among the strongest performing sectors up 26.77% and 24.19% respectively, but the impact to the portfolio was small.
At the sector level, stock selection accounted for the majority of outperformance, led by Consumer Discretionary, Health Care, Information Technology and Financials while stock selection in the Industrials sector detracted from performance. Tong Yang, the Taiwan auto-parts manufacturer rose on solid results that show margin improvement driven by better product mix and product efficiency. Alibaba rallied after strong results showed an improving monetization rate driven by its mobile segment and its inclusion into additional MSCI indices at the end of November and in May this year. Bank Rakyat Indonesia benefited from

6 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	29.7%
Financials	28.6%
Consumer Discretionary	16.9%
Health Care	7.8%
Consumer Staples	5.8%
Industrials	4.7%
Materials	2.0%
Energy	1.7%
High Social Impact Investments	1.7%
Utilities	1.1%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

expectations of improving asset quality, lower credit costs and stronger loan growth and the central bank cut in interest rates as inflation continues to trend down which should allow the economy to maintain some momentum in 2016.
Non-exposure to Samsung Electronics hurt as shares in the Korean electronics giant and large benchmark constituent rallied on better than expected results for its smartphone and memory segments. Tech Mahindra, the IT services provider lagged due to weak growth in its telecom vertical, which we and they expect to recover. The Brazilian commercial and corporate aircraft manufacturer Embraer has detracted in 2016 due to negative revisions to guidance as a result of a weaker operating environment and the strengthening Real.
Positioning and Market Outlook
We remain overweight Emerging Asia and underweight the other regions. We see Chinese growth as sufficient for quality companies to generate good returns, and this is confirmed by our bottom-up work, and therefore we remain modestly overweight. We added China Biologic Products, a leading fully integrated biopharmaceutical company specializing in blood plasma-based products used as critical therapies during medical emergencies and for the prevention of life-threatening diseases. We see the Indian market as promising as well, as there is a good chance of the rural economy turning up which should benefit new addition Hero Motorcorp, the largest manufacturer of two wheelers in India, as well as Container Corp and ICICI.
We consider the digitalization of modern life to be an inexorable trend, whether for good or ill, and thus maintain an overweight exposure in Technology, through stocks of several Taiwanese companies we believe are well managed, as well as internet companies in China and Indian software developers.

CALVERT EMERGING MARKETS EQUITY FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	9.20%	19.75%
Class C	8.87%	18.94%
Class I	9.47%	20.31%
Class Y	9.39%	20.09%
MSCI Emerging Markets Index	9.75%	16.78%
Lipper Emerging Markets Funds Average	9.78%	14.91%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Tencent Holdings Ltd.		6.8%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)		4.7%
Alibaba Group Holding Ltd. (ADR)		4.1%
HDFC Bank Ltd. (ADR)		3.1%
Bank Rakyat Indonesia Persero Tbk PT		3.1%
Techtronic Industries Co. Ltd.		3.0%
AIA Group Ltd.		2.8%
KB Financial Group, Inc.		2.8%
Samsung Fire & Marine Insurance Co. Ltd.		2.7%
Shenzhen International Holdings Ltd.		2.7%
Total		35.8%

We remain underweight in Korea which will have to discount a global economic recovery (which we don’t see) in order to perform strongly and economic stagnation in South Africa and Greece keeps us cautious.
We are neutral in Brazil which has discounted a return to orthodox economic policy and growth, a secular improvement in its terms of trade, and deleveraging in advance of many severe challenges which lie ahead. We trimmed our position in Embraer, the corporate and commercial aircraft manufacturer amid challenging market conditions, and added Ultrapar, a fuel distribution company in Brazil that is expected to continue gaining market share and increasing profitability by developing retail opportunities in its gas stations. We initiated a position in Klabin, the Brazilian paper and packaging producer at what we believe to be an attractive entry point based on promising growth projects and improved visibility on cashflow generation and deleveraging.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 7

In EMEA, we trimmed exposure to South African names given the difficult macro environment, Rand weakness and political turmoil. Specifically, we exited our position in telecommunications business MTN following a rebound in its share price after the settlement of a fine set by the Nigerian regulator and appointment of a new CEO. We sold out of Commercial International Bank of Egypt, which had risen to our assessment of fair value. We initiated a position in NMC, a hospital group based in the United Arab Emirates that trades at a discount to peers despite its strong growth opportunities and Sberbank whose superior franchise in Russia enables the bank to attract cheaper deposits (flight to quality) and enjoy a widening of spreads even in tough scenarios.
Compared to Developed Markets, the outlook for economic growth in Emerging Markets is positive for the first time since 2010 and is likely to persist. The contraction in Latin America has continued to ease as Brazil’s worst recession since the 1930s abates; economic activity in China, India, Indonesia and Korea is increasing as well.
Economic reform in China, Russia, Turkey and Indonesia has recently been conspicuous by its absence, but India Prime Minister Narendra Modi has been successful in passing a national goods and services tax. Moves such as these, along with the swing from the political left to the centre in Brazil, Peru and Argentina should support market sentiment in those countries.
Earlier this year, we pointed to rising productivity and declining wage growth in Emerging Markets, and are pleased to see that this trend is continuing. Moreover, it is more pronounced than in Developed Markets. Profitability remains depressed but should improve as global supplies of Materials and Energy are rationalised and demand in Asia and the US continues to increase.
Such optimism is factored in to current stock valuations, so a correction would provide a good entry point to attractive companies. Even though Emerging Markets are subject to a number of political risks from within and without, including rising protectionism in the West, the oppressive nature of authoritarian leaders, demand-sapping Quantitative Easing and carry traders looking for a fast buck, improving fundamentals, if sustained, should underwrite further outperformance of Emerging Markets in the next several years.
Hermes Investment Management Limited
September 2016

8 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT EMERGING MARKETS EQUITY FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (10/29/2012)
Class A (with max. load)	CVMAX	14.10%	3.52%
Class C (with max. load)	CVMCX	17.94%	3.88%
Class I	CVMIX	20.31%	5.20%
Class Y	CVMYX	20.09%	5.10%
MSCI Emerging Markets Index		16.78%	0.09%
Lipper Emerging Markets Funds Average		14.91%	0.32%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.01%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.32%	$1,000.00	$1,092.00	$6.90
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.40	$6.66
Class C
Actual	2.07%	$1,000.00	$1,088.70	$10.81
Hypothetical (5% return per year before expenses)	2.07%	$1,000.00	$1,014.65	$10.43
Class I
Actual	0.97%	$1,000.00	$1,094.70	$5.08
Hypothetical (5% return per year before expenses)	0.97%	$1,000.00	$1,020.15	$4.90
Class Y
Actual	1.06%	$1,000.00	$1,093.90	$5.55
Hypothetical (5% return per year before expenses)	1.06%	$1,000.00	$1,019.70	$5.35

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Equity Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Emerging Markets Equity Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 11

CALVERT EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 89.6%

Argentina - 1.6%
Banco Macro SA (ADR)	24,947	1,952,103

Brazil - 5.4%
BB Seguridade Participacoes SA	305,400	2,805,945
Embraer SA (ADR)	15,889	274,244
Klabin SA	199,513	1,045,371
Lojas Renner SA	77,900	586,139
Ultrapar Participacoes SA	94,800	2,071,395
		6,783,094

China - 17.2%
Alibaba Group Holding Ltd. (ADR) *	48,573	5,138,537
China Biologic Products, Inc. *	17,478	2,175,661
China Mengniu Dairy Company Ltd.	1,257,000	2,352,663
Shenzhen International Holdings Ltd.	2,006,404	3,348,691
Tencent Holdings Ltd.	305,200	8,485,175
		21,500,727

Hong Kong - 9.5%
AIA Group Ltd.	520,600	3,500,900
Galaxy Entertainment Group Ltd.	493,000	1,874,748
Samsonite International SA	853,926	2,736,747
Techtronic Industries Co. Ltd.	951,000	3,725,345
		11,837,740

Hungary - 2.0%
Richter Gedeon Nyrt	124,427	2,528,677

India - 15.1%
Bharat Forge Ltd.	144,447	1,980,966
Container Corp of India Ltd.	98,682	2,039,686
HCL Technologies Ltd.	137,941	1,659,799
HDFC Bank Ltd. (ADR)	54,759	3,936,624
Hero MotoCorp. Ltd.	27,608	1,419,420
ICICI Bank Ltd. (ADR)	445,023	3,324,322
Motherson Sumi Systems Ltd.	498,382	2,391,200
Tech Mahindra Ltd.	340,546	2,156,938
		18,908,955

Indonesia - 3.1%
Bank Rakyat Indonesia Persero Tbk PT	4,133,200	3,878,335

12 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mexico - 3.9%
Banregio Grupo Financiero SAB de CV	326,308	1,869,017
Grupo Financiero Banorte SAB de CV	582,654	3,058,747
		4,927,764

Russia - 5.0%
Magnit PJSC	10,187	1,696,038
Mail.Ru Group Ltd. (GDR) *	72,685	1,274,895
MMC Norilsk Nickel PJSC (ADR):
BATS Chi-X Europe	83,359	1,332,336
OTC US	3,059	49,097
Sberbank of Russia PJSC (ADR)	208,377	1,956,123
		6,308,489

South Africa - 3.2%
Life Healthcare Group Holdings Ltd.	962,127	2,661,749
Shoprite Holdings Ltd.	94,156	1,315,606
		3,977,355

South Korea - 5.5%
KB Financial Group, Inc.	101,169	3,479,704
Samsung Fire & Marine Insurance Co. Ltd.	13,221	3,367,414
		6,847,118

Taiwan - 15.4%
Advantech Co. Ltd.	306,000	2,633,804
Chipbond Technology Corp.	1,486,000	2,186,179
Hon Hai Precision Industry Co. Ltd.	536,400	1,357,447
Land Mark Optoelectronics Corp.	133,900	1,485,614
Phison Electronics Corp.	173,982	1,328,725
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	194,023	5,935,163
Tong Yang Industry Co. Ltd.	1,066,448	2,539,371
Tung Thih Electronic Co. Ltd.	133,000	1,875,734
		19,342,037

Turkey - 1.1%
Aygaz AS	378,258	1,353,515

United Kingdom - 1.6%
NMC Health plc (a)	115,360	2,048,476

Total Common Stocks (Cost $101,435,825)		112,194,385

PREFERRED STOCKS - 1.3%

Brazil - 1.3%
Itau Unibanco Holding SA	143,238	1,564,446

Total Preferred Stocks (Cost $1,371,689)		1,564,446

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
PARTICIPATORY NOTES - 4.4%
China - 4.4%
Gree Electric Appliances, Inc., Merrill Lynch International & Co., 8/31/18 *(b)	173,352	579,603
Gree Electric Appliances, Inc., Morgan Stanley Asia Products Ltd., 2/16/18 *(b)	241,611	807,827
Hangzhou Hikvision Digital Technology Co. Ltd., Citigroup Global Markets Holdings, Inc., 1/17/17 *(b)	225,614	831,182
Hangzhou Hikvision Digital Technology Co. Ltd., Merrill Lynch International & Co., 4/9/19 *(b)	435,676	1,605,070
Kweichow Moutai Co. Ltd., Morgan Stanley Asia Products Ltd.,11/9/17 *(b)	38,477	1,721,166
		5,544,848

Total Participatory Notes (Cost $4,879,001)		5,544,848

HIGH SOCIAL IMPACT INVESTMENTS - 1.6%	PRINCIPAL AMOUNT ($)
Calvert Social Investment Foundation Notes, 1.00%, 5/5/17 (b)(c)	2,000,000	1,964,420
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	43,000	38,270
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	56,000	52,640

Total High Social Impact Investments (Cost $2,099,000)		2,055,330

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.0%	SHARES
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	6,788	6,788

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $6,788)		6,788

TOTAL INVESTMENTS (Cost $109,792,303) - 96.9%		121,365,797
Other assets and liabilities, net - 3.1%		3,869,400
NET ASSETS - 100.0%		$125,235,197

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $6,454 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $7,600,178, which represents 6.1% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $2,055,330, which represents 1.6% of the net assets of the Fund as of September 30, 2016.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
ADR:	American Depositary Receipts
GDR:	Global Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 1.00%, 5/5/17	5/5/16	2,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	43,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	56,000
See notes to financial statements.

14 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $109,792,303) - see accompanying schedule	$121,365,797
Cash	1,882,317
Cash denominated in foreign currencies (Cost $1,770,603)	1,779,868
Receivable for securities sold	631,713
Receivable for shares sold	239,590
Dividends and interest receivable	112,344
Securities lending income receivable	222
Directors’ deferred compensation plan	46,014
Total assets	126,057,865

LIABILITIES
Payable for securities purchased	596,566
Payable upon return of securities loaned	6,788
Payable for shares redeemed	49,340
Payable for foreign cap gain taxes	13,262
Payable to Calvert Investment Management, Inc.	28,875
Payable to Calvert Investment Distributors, Inc.	8,706
Payable to Calvert Investment Administrative Services, Inc.	11,178
Payable to Calvert Investment Services, Inc.	990
Payable for Directors’ fees and expenses	2,698
Directors’ deferred compensation plan	46,014
Accrued expenses and other liabilities	58,251
Total liabilities	822,668
NET ASSETS	$125,235,197

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,039,565 shares outstanding	$38,723,745
Class C: 77,937 shares outstanding	957,940
Class I: 4,460,941 shares outstanding	54,765,033
Class Y: 2,022,147 shares outstanding	23,922,716
Undistributed net investment income	866,347
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,571,652)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies (a)	11,571,068
NET ASSETS	$125,235,197

NET ASSET VALUE PER SHARE
Class A (based on net assets of $39,342,675)	$12.94
Class C (based on net assets of $994,294)	$12.76
Class I (based on net assets of $58,259,253)	$13.06
Class Y (based on net assets of $26,638,975)	$13.17
(a) Net of deferred foreign capital gains tax of $13,262.
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 15

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $195,840)	$1,966,557
Other income (a)	25,472
Interest income	8,193
Securities lending income	429
Total investment income	2,000,651

Expenses:
Investment advisory fee	852,053
Administrative fees	130,743
Transfer agency fees and expenses:
Class A	53,788
Class C	5,175
Class I	4,832
Class Y	15,911
Distribution Plan expenses:
Class A	65,371
Class C	7,479
Directors’ fees and expenses	9,887
Accounting fees	28,027
Custodian fees	178,587
Professional fees	40,223
Registration fees	42,273
Reports to shareholders	9,366
Miscellaneous	13,781
Total expenses	1,457,496
Reimbursement from Advisor:
Class A	(116,711)
Class C	(16,416)
Class I	(125,079)
Class Y	(66,276)
Administrative fees waived	(19,503)
Net expenses	1,113,511
NET INVESTMENT INCOME	887,140
See notes to financial statements.

16 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND STATEMENT OF OPERATIONS - CONT’D YEAR ENDED SEPTEMBER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	($2,885,313)
Foreign currency transactions	(23,201)
(2,908,514)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies (b)	19,964,292
Assets and liabilities denominated in foreign currencies	34,112
19,998,404

NET REALIZED AND UNREALIZED GAIN	17,089,890

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,977,030
(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.
(b) Net of deferred foreign capital gains tax of $13,262.
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 17

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$887,140	$683,729
Net realized loss	(2,908,514)	(1,865,800)
Net change in unrealized appreciation (depreciation)	19,998,404	(10,089,457)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,977,030	(11,271,528)

Distributions to shareholders from:
Net investment income:
Class A shares	(201,769)	(55,632)
Class C shares	(739)	—
Class I shares	(492,370)	(197,710)
Class Y shares	(124,328)	(7,207)
Net realized gain:
Class A shares	—	(719,225)
Class C shares	—	(19,298)
Class I shares	—	(1,059,703)
Class Y shares	—	(80,750)
Total distributions	(819,206)	(2,139,525)

Capital share transactions:
Shares sold:
Class A shares	25,335,469	21,136,575
Class C shares	482,880	341,215
Class I shares	15,361,751	13,238,700
Class Y shares	23,886,469	11,494,694
Reinvestment of distributions:
Class A shares	173,845	730,848
Class C shares	668	15,018
Class I shares	491,547	1,257,413
Class Y shares	116,687	83,767
Redemption fees:
Class A shares	—	3
Shares redeemed:
Class A shares	(14,634,570)	(14,175,053)
Class C shares	(195,772)	(295,231)
Class I shares	(5,100,991)	(1,547,822)
Class Y shares	(7,965,677)	(6,023,221)
Total capital share transactions	37,952,306	26,256,906

TOTAL INCREASE IN NET ASSETS	55,110,130	12,845,853

NET ASSETS
Beginning of year	70,125,067	57,279,214
End of year (including undistributed net investment income of $866,347 and $650,198, respectively)	$125,235,197	$70,125,067

18 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	2,131,863	1,662,220
Class C shares	42,163	27,020
Class I shares	1,296,392	1,043,577
Class Y shares	2,051,842	899,948
Reinvestment of distributions:
Class A shares	15,091	58,063
Class C shares	59	1,205
Class I shares	42,411	99,030
Class Y shares	9,973	6,546
Shares redeemed:
Class A shares	(1,270,596)	(1,126,025)
Class C shares	(17,002)	(22,276)
Class I shares	(434,186)	(128,965)
Class Y shares	(660,485)	(459,427)
Total capital share activity	3,207,525	2,060,916
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 19

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert World Values Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on February 14, 1992, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert Emerging Markets Equity Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is non-diversified and invests primarily in equity securities of companies located in emerging market countries. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common and preferred stocks, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Participatory notes are valued based on the value of the underlying equity security as determined using the valuation techniques for equity securities listed above. Participatory notes are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2016, based on the inputs used to value them:

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	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$37,545,736	$74,648,649	***	$—	$112,194,385
Preferred Stocks**	1,564,446	—		—	1,564,446
Participatory Notes	—	5,544,848		—	5,544,848
High Social Impact Investments	—	1,964,420		90,910	2,055,330
Short Term Investment of Cash Collateral For Securities Loaned	6,788	—		—	6,788
TOTAL	$39,116,970	$82,157,917		$90,910^	$121,365,797

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities represent 0.1% of net assets.
On September 30, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $1,274,895 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the period.
Participatory Notes: The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”), especially in markets where direct investment by the Fund is not possible. P-notes are generally issued by a bank or broker-dealer (the “counterparty”) and are designed to offer a return linked to a particular underlying equity security. While the holder of a P-note is entitled to receive from the counterparty any dividends paid by the underlying security, the counterparty retains legal ownership and voting rights of the underlying security. The risks associated with investing in a P-note may include the possible failure of the counterparty to perform its obligations under the terms of the agreement, an inability to liquidate or transfer the notes, and an imperfect correlation between the value of the P-note and the underlying security.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.95% of the average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2018. Effective April 29, 2016, the contractual expense caps are 1.27%, 2.02%, 0.92%, and 1.02% for Class A, C, I, and Y, respectively. For the period from February 1, 2016 through April 28, 2016, the contractual expense caps were 1.62%, 2.37%, 1.27%, and 1.37% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the expense caps were 1.68%, 2.43%, 1.33%, and 1.43% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.35% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.23% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $13,079.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $10,240 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $11,758 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $61,867,447 and $27,559,685, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

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Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($620,944)
Long-term	(1,304,523)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$819,206	$2,139,525
Total	$819,206	$2,139,525
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$13,990,642
Unrealized (depreciation)	(3,456,327)
Net unrealized appreciation (depreciation)	$10,534,315

Undistributed ordinary income	$888,498
Capital loss carryforward	($1,925,467)
Late year ordinary and post October capital loss deferrals	($2,626,459)
Other temporary differences	($2,698)

Federal income tax cost of investments	$110,831,482
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Trustees’ fees and investments in passive foreign investment companies.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions, and investments in passive foreign investment companies.

Undistributed net investment income	$148,215
Accumulated net realized gain (loss)	(148,223)
Paid-in capital	8
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

24 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $6,454 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,788	$—	$—	$—	$6,788
Amount of recognized liabilities for securities lending transactions					$6,788
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$51,032	1.39%	$1,396,711	November 2015
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 99.2% of the ordinary dividends paid during the year as qualified dividend income and 0.1% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. It also considers $2,105,970 as income derived from foreign sources and $192,108 as foreign taxes paid.

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CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.90	$13.15	$13.34	$12.00
Income from investment operations:
Net investment income	0.08(c)	0.11	0.08	0.13
Net realized and unrealized gain (loss)	2.06	(1.92)	0.46	1.34
Total from investment operations	2.14	(1.81)	0.54	1.47
Distributions from:
Net investment income	(0.10)	(0.03)	(0.04)	(0.13)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.10)	(0.44)	(0.73)	(0.13)
Total increase (decrease) in net asset value	2.04	(2.25)	(0.19)	1.34
Net asset value, ending	$12.94	$10.90	$13.15	$13.34
Total return (d)	19.75%	(14.18%)	4.19%	12.30%
Ratios to average net assets: (e)
Net investment income	0.66%(c)	0.84%	0.57%	1.16%(f)
Total expenses	1.95%	2.18%	2.22%	3.03%(f)
Net expenses	1.47%	1.75%	1.78%	1.78%(f)
Portfolio turnover	32%	66%	95%	74%
Net assets, ending (in thousands)	$39,343	$23,569	$20,628	$6,337

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.74	$13.05	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	—(c)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	2.03	(1.87)	0.45	1.37
Total from investment operations	2.03	(1.90)	0.40	1.36
Distributions from:
Net investment income	(0.01)	—	—	(0.02)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.01)	(0.41)	(0.69)	(0.02)
Total increase (decrease) in net asset value	2.02	(2.31)	(0.29)	1.34
Net asset value, ending	$12.76	$10.74	$13.05	$13.34
Total return (d)	18.94%	(14.98%)	3.10%	11.38%
Ratios to average net assets: (e)
Net investment income (loss)	0.02%(c)	(0.23%)	(0.41%)	(0.09%)(f)
Total expenses	4.44%	5.00%	4.36%	100.72%(f)
Net expenses	2.21%	2.70%	2.78%	2.78%(f)
Portfolio turnover	32%	66%	95%	74%
Net assets, ending (in thousands)	$994	$566	$610	$133

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.99	$13.26	$13.49	$12.00
Income from investment operations:
Net investment income	0.12(c)	0.14	0.10	0.19
Net realized and unrealized gain (loss)	2.09	(1.93)	0.48	1.33
Total from investment operations	2.21	(1.79)	0.58	1.52
Distributions from:
Net investment income	(0.14)	(0.07)	(0.12)	(0.03)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.14)	(0.48)	(0.81)	(0.03)
Total increase (decrease) in net asset value	2.07	(2.27)	(0.23)	1.49
Net asset value, ending	$13.06	$10.99	$13.26	$13.49
Total return (d)	20.31%	(13.92%)	4.49%	12.73%
Ratios to average net assets: (e)
Net investment income	1.06%(c)	1.12%	0.78%	1.61%(f)
Total expenses	1.41%	1.48%	1.42%	1.65%(f)
Net expenses	1.12%	1.40%	1.42%	1.43%(f)
Portfolio turnover	32%	66%	95%	74%
Net assets, ending (in thousands)	$58,259	$39,101	$33,721	$33,053

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$11.10	$13.35	$13.48	$12.00
Income from investment operations:
Net investment income	0.16(c)	0.12	0.10	0.14
Net realized and unrealized gain (loss)	2.05	(1.93)	0.49	1.36
Total from investment operations	2.21	(1.81)	0.59	1.50
Distributions from:
Net investment income	(0.14)	(0.03)	(0.03)	(0.02)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.14)	(0.44)	(0.72)	(0.02)
Total increase (decrease) in net asset value	2.07	(2.25)	(0.13)	1.48
Net asset value, ending	$13.17	$11.10	$13.35	$13.48
Total return (d)	20.09%	(13.96%)	4.51%	12.55%
Ratios to average net assets: (e)
Net investment income	1.34%(c)	0.95%	0.78%	1.28%(f)
Total expenses	1.59%	2.07%	2.24%	18.62%(f)
Net expenses	1.18%	1.50%	1.53%	1.53%(f)
Portfolio turnover	32%	66%	95%	74%
Net assets, ending (in thousands)	$26,639	$6,889	$2,320	$440

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.004 per share and 0.03% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 29

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

30 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 31

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

32 calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 33

CALVERT EMERGING MARKETS EQUITY FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a)
As of September 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by the report, the Registrant adopted a revised Code of Ethics, which reflected immaterial changes to the provisions of the Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached as an Exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
	$	% *	$	%*

(a) Audit Fees	$97,733	—%	$89,320	0%
(b) Audit-Related Fees	$—	—%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$61,746**	—%	$13,400	0%
(d) All Other Fees	$—	—%	$0	0%

Total	$159,479	—%	$102,720	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
** Includes fees for tax consulting

(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
$	%*	$	%*
$0	0%*	$340,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: November 23, 2016